----------------------------------------

DECATUR INCOME FUND
DECATUR TOTAL RETURN FUND

A CLASS

B CLASS

C CLASS


P R O S P E C T U S

----------------------------------------

JANUARY 30, 1996



         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


DELAWARE GROUP
--------------

TABLE OF CONTENTS

COVER PAGE

SYNOPSIS

SUMMARY OF EXPENSES

FINANCIAL HIGHLIGHTS

INVESTMENT OBJECTIVES AND STRATEGIES
     SUITABILITY
     INVESTMENT STRATEGY

THE DELAWARE DIFFERENCE
     PLANS AND SERVICES

RETIREMENT PLANNING

CLASSES OF SHARES

HOW TO BUY SHARES

REDEMPTION AND EXCHANGE

DIVIDENDS AND DISTRIBUTIONS

TAXES

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

MANAGEMENT OF THE FUNDS

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

APPENDIX A - INVESTMENT ILLUSTRATIONS

APPENDIX B - RATINGS

DECATUR INCOME FUND                                             PROSPECTUS

DECATUR TOTAL RETURN FUND                                 JANUARY 30, 1996


A CLASS SHARES
B CLASS SHARES
C CLASS SHARES

                  -------------------------------------------

                  1818 MARKET STREET, PHILADELPHIA, PA  19103

            FOR PROSPECTUS AND PERFORMANCE:  NATIONWIDE 800-523-4640

             INFORMATION ON EXISTING ACCOUNTS:  (SHAREHOLDERS ONLY)
                            NATIONWIDE 800-523-1918

                    DEALER SERVICES:  (BROKER/DEALERS ONLY)
                            NATIONWIDE 800-362-7500


         This Prospectus describes two series, the Decatur Income Fund and the Decatur Total Return Fund (individually, a "Fund" and collectively, the "Funds") of Delaware Group Decatur Fund, Inc. ("Decatur Fund, Inc."), a professionally-managed mutual fund of the series type. The Decatur Income Fund offers the Decatur Income Fund A Class ("Class A Shares"), the Decatur Income Fund B Class ("Class B Shares") and the Decatur Income Fund C Class ("Class C Shares") and Decatur Total Return Fund offers the Decatur Total Return Fund A Class ("Class A Shares"), the Decatur Total Return Fund B Class ("Class B Shares") and the Decatur Total Return Fund C Class ("Class C Shares") (individually, a "Class" and collectively, the "Classes").
         Decatur Income Fund's objective is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund's objective is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
         Class A Shares of each Fund may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares of each Fund may be purchased at a price equal to the next determined net asset value per share.
         Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effects of sales charges and 12b-1 Plan expenses given the amount of the purchase, and the length of time the investor expects to hold the shares, among other circumstances. See Classes of Shares.

         This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of Decatur Fund, Inc.'s registration statement, dated January 30, 1996, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Funds' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.

         Each Fund also offers an Institutional Class, which is available for purchase only by certain investors. A prospectus for the Funds' Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. See Management of the Funds.

SALES CHARGES
         The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of Decatur Fund Inc.'s most recent fiscal year, is equivalent to 4.98% of the amount invested with respect to Decatur Income Fund and 5.00% of the amount invested with respect to the Decatur Total Return Fund. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. There is no front-end sales charge on purchases of $1,000,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses.
          The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.
         The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
         See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

PURCHASE AMOUNTS
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments in any Class must generally be at least $100.
         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

INVESTMENT OBJECTIVE

         Decatur Income Fund - The objective of Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.
         Decatur Total Return Fund - The objective of Decatur Total Return Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

         For further details, see Investment Objectives and Strategies.


RISK FACTORS AND SPECIAL CONSIDERATIONS

         Decatur Income Fund may invest up to 15% of its net assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in the Fund. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.


         Each Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Funds do not engage in options and futures for speculative purposes, there are risks that result from use of these instruments, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.


OPEN-END INVESTMENT COMPANY
         Decatur Fund, Inc., which was organized as a Maryland corporation in 1983 and was previously organized as a Delaware corporation in 1956, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Funds.

INVESTMENT MANAGEMENT FEES
         The Manager furnishes investment management services to each Fund, subject to the supervision and direction of Decatur Fund, Inc.'s Board of Directors.
         Under the Investment Management Agreement for Decatur Income Fund, the annual compensation paid to the Manager is equal to .60% on the first $100 million of the Fund's average daily net assets, .525% on the next $150 million,
 .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by this Fund.
         Under the Investment Management Agreement for Decatur Total Return Fund, the annual compensation paid to the Manager is equal to .60% on the first $500 million of the Fund's average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by this Fund.
         See Management of the Funds.

REDEMPTION AND EXCHANGE

         Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative
- Class A Shares under Classes of Shares.

         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to each Series' Class A, Class B and Class C Shares follows:

DECATUR INCOME FUND AND DECATUR TOTAL RETURN FUND:

                                                                              CLASS A          CLASS B          CLASS C
       SHAREHOLDER TRANSACTION EXPENSES                                       SHARES           SHARES           SHARES
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price) . . . . . . . . . . . . . . . . . .      4.75%            None             None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price) . . . . . . . . . . . . .      None             None             None

Maximum Contingent Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)  . . . . . . . . . . . . . . .      None*            4.00%*           1.00%*

Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None**           None**           None**


DECATUR INCOME FUND:

             ANNUAL OPERATING EXPENSES                                        CLASS A          CLASS B          CLASS C
   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)                              SHARES           SHARES           SHARES
-------------------------------------------------------------------------------------------------------------------------

Management Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .          0.49%            0.49%             0.49%

12b-1 Expenses (including service fees) . . . . . . . . . . . . . . . .      0.13%***/+       1.00%+            1.00%+

Other Operating Expenses  . . . . . . . . . . . . . . . . . . . . . . .      0.25%            0.25%             0.25%++
                                                                             -----            -----             -----

                         Total Operating Expenses . . . . . . . . . . .      0.87%            1.74%             1.74%
                                                                             =====            =====             =====
DECATUR TOTAL RETURN FUND:

             ANNUAL OPERATING EXPENSES                                        CLASS A          CLASS B          CLASS C
   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)                              SHARES           SHARES           SHARES
-------------------------------------------------------------------------------------------------------------------------

Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . .          0.59%            0.59%             0.59%

12b-1 Expenses (including service fees) . . . . . . . . . . . . . . . .      0.30%+           1.00%+            1.00%+

Other Operating Expenses  . . . . . . . . . . . . . . . . . . . . . . .      0.30%            0.30%             0.30%++
                                                                             -----            -----             -----

                         Total Operating Expenses . . . . . . . . . . .      1.19%            1.89%             1.89%
                                                                             =====            =====             =====

                         The purpose of the above tables is to assist the
investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.

                         *With respect to Class A Shares, purchases of $1
million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

                         **CoreStates Bank, N.A. currently charges $7.50 per
redemption for redemptions payable by wire.

                         ***The actual 12b-1 Plan expenses to be paid and,
consequently, the "Total Operating Expenses" of the Decatur Income Fund A Class, may vary because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses for this Class beginning May 2, 1994, but the 12b-1 Plan expenses will not be more than .30% nor less than
 .10%.  See Distribution (12b-1) and Service under Management of the Funds.

                         +Class A Shares, Class B Shares and Class C Shares of
each Fund are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Funds.

                         ++"Other Operating Expenses" for Class C Shares of
each Fund are estimates based on actual expenses incurred by the Class A Shares of the same Fund for the fiscal year ended November 30, 1995.

                         For expense information about the Decatur Income Fund
Institutional Class and Decatur Total Return Fund Institutional Class, see the separate Prospectus relating to those classes.

                         The following example illustrates the expenses that an
investor would pay on a $1,000 investment over various time periods, assuming
(1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C shares, payment of a CDSC at the time of redemption, if applicable.

DECATUR INCOME FUND:

                                             ASSUMING REDEMPTION                        ASSUMING NO REDEMPTION
                                 1 YEAR    3 YEARS    5 YEARS   10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                 ------    -------    -------   --------       ------    -------   -------   --------
CLASS A SHARES                   $56(1)    $74        $93       $150           $56       $74       $93       $150

CLASS B SHARES                   $58       $85        $114      $182           $18       $55       $94       $182(2)

CLASS C SHARES                   $28       $55        $94       $205           $18       $55       $94       $205


DECATUR TOTAL RETURN FUND:

                                             ASSUMING REDEMPTION                        ASSUMING NO REDEMPTION
                                 1 YEAR    3 YEARS    5 YEARS   10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                 ------    -------    -------   --------       ------    -------   -------   --------
CLASS A SHARES                   $59(1)    $83        $110      $185           $59       $83       $110      $185

CLASS B SHARES                   $59       $89        $122      $203           $19       $59       $102      $203(2)

CLASS C SHARES                   $29       $59        $102      $221           $19       $59       $102      $221


(1) Generally, no redemption charge is assessed upon redemption of Class A shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Decatur Total Return Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B.
Further information about each Fund's performance is contained in the Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Ernst & Young LLP) may be obtained from Decatur Fund, Inc. upon request at no charge.

                                                                                   DECATUR INCOME FUND
                                                                                     CLASS A SHARES
                                                                 -------------------------------------------------------------

                                                                 11/30/95   11/30/94   11/30/93(1)  11/30/92(1)  11/30/91(1)
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .   $15.57      $18.24      $17.20       $15.76      $14.53

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .     0.70        0.67        0.78         0.78        0.83
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .     3.91       (0.73)       1.79         1.47        1.37
                                                                    ----       ------       ----         ----        ----
         Total From Investment Operations . . . . . . . . . . .     4.61       (0.06)       2.57         2.25        2.20
                                                                    ----       ------       ----         ----        ----

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .    (0.69)      (0.86)      (0.68)       (0.81)      (0.97)
Distributions from Capital Gains  . . . . . . . . . . . . . . .    (0.42)      (1.75)      (0.85)        none        none
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .     none        none        none         none        none
                                                                    ----        ----        ----         ----        ----
         Total Distributions  . . . . . . . . . . . . . . . . .    (1.11)      (2.61)      (1.53)       (0.81)      (0.97)
                                                                   ------      ------      ------       ------      ------

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .   $19.07      $15.57      $18.24       $17.20      $15.76
                                                                  ======      ======      ======       ======      ======


-------------------------------------------------------------------

TOTAL RETURN(2)       . . . . . . . . . . . . . . . . . . . . .    31.02%      (0.57%)     15.85%       14.55%      15.46%
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .$1,382,693 $1,153,884  $1,512,194   $1,508,206  $1,579,521
Ratio of Expenses to Average Daily Net Assets . . . . . . . . .     0.87%       0.81%       0.71%        0.72%       0.70%
Ratio of Net Investment Income to Average Daily Net Assets  . .     4.03%       3.92%       4.34%        4.55%       5.18%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .       74%        92%          80%          79%         78%


                                                                                       DECATUR INCOME FUND
                                                                                          CLASS A SHARES
                                                                 ----------------------------------------------------------------

                                                                 11/30/90(1)  11/30/89(1)  11/30/88(1)  11/30/87(1)   11/30/86(1)
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .     $19.07       $16.89       $15.86       $19.32        $17.20

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .       0.93         1.00         0.76         0.77          0.79
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .      (2.93)        2.25         2.75        (1.43)         3.69
                                                                     ------        ----         ----        ------         ----
         Total From Investment Operations . . . . . . . . . . .      (2.00)        3.25         3.51        (0.66)         4.48
                                                                     ------        ----         ----        ------         ----

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .      (1.05)       (0.81)       (0.73)       (0.80)        (0.80)
Distributions from Capital Gains  . . . . . . . . . . . . . . .      (1.49)       (0.26)       (1.75)       (2.00)        (1.56)
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .       none         none         none         none          none
                                                                      ----         ----         ----         ----          ----
         Total Distributions  . . . . . . . . . . . . . . . . .      (2.54)       (1.07)       (2.48)       (2.80)        (2.36)
                                                                     ------       ------       ------       ------        ------

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .     $14.53       $19.07       $16.89       $15.86        $19.32
                                                                    ======       ======       ======       ======        ======


----------------------------------------------------------------

TOTAL RETURN(2)       . . . . . . . . . . . . . . . . . . . . .     (12.04%)      19.84%       25.20%       (4.48%)       29.27%
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .    $1,560,641   $1,848,129   $1,517,445   $1,346,411    $1,228,952
Ratio of Expenses to Average Daily Net Assets . . . . . . . . .         0.70%        0.67%        0.73%        0.69%         0.63%
Ratio of Net Investment Income to Average Daily Net Assets  . .         5.78%        5.48%        4.80%        4.37%         4.84%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .           44%          38%          39%          56%           72%




------------------------------
(1) The data appearing above do not reflect 12b-1 distribution expenses which apply on and after May 2, 1994.
(2) Does not reflect maximum front-end sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased At Net Asset Value.

                                                                                    DECATUR INCOME FUND

                                                                           CLASS B SHARES               CLASS C SHARES
                                                                   -------------------------------      --------------
                                                                                  PERIOD                    PERIOD
                                                                    YEAR         9/6/94(1)                11/29/95(2)
                                                                    ENDED         THROUGH                   THROUGH
                                                                  11/30/95       11/30/94                  11/30/95
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .    $15.55         $16.59                    $19.15

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .      0.56           0.15                      0.04
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .      3.89          (1.02)                    (0.06)
                                                                     ----          ------                    ------
         Total From Investment Operations . . . . . . . . . . .      4.45          (0.87)                    (0.02)
                                                                     ----          ------                    ------

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .     (0.55)         (0.17)                    (0.05)
Distributions from Capital Gains  . . . . . . . . . . . . . . .     (0.42)          none                      none
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .      none           none                      none
                                                                     ----            ----                      ----
         Total Distributions  . . . . . . . . . . . . . . . . .     (0.97)         (0.17)                    (0.05)
                                                                    ------         ------                    ------

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .    $19.03         $15.55                    $19.08
                                                                   ======         ======                    ======


-------------------------------------------------------------------

TOTAL RETURN          . . . . . . . . . . . . . . . . . . . . .     29.85%(3)      (5.27%)(3)                  (4)
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .    $19,665        $2,765                       $5
Ratio of Expenses to Average Daily Net Assets . . . . . . . . .      1.74%          1.70%                      (4)
Ratio of Net Investment Income to Average Daily Net Assets  . .      3.16%          3.03%                      (4)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .        74%            92%                      (4)

------------------------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2)  Date of initial public offering.
(3)  Does not include any applicable CDSC.
(4) The ratios of expenses and net investment income to average daily net assets, portfolio turnover and total return have been omitted as management believes that such ratios, portfolio turnover and total return for this relatively short period are not meaningful.

                                                                                DECATUR TOTAL RETURN FUND
                                                                                      CLASS A SHARES
                                                                  -----------------------------------------------------


                                                                                        YEAR ENDED
                                                                    11/30/95  11/30/94   11/30/93   11/30/92   11/30/91
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .      $12.32    $14.38     $13.98     $12.73     $11.71

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .        0.37      0.37       0.45       0.47       0.53
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .        3.70     (0.34)      1.45       1.30       1.07
                                                                       ----     ------      ----       ----       ----
         Total From Investment Operations . . . . . . . . . . .        4.07      0.03       1.90       1.77       1.60
                                                                       ----      ----       ----       ----       ----

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .       (0.36)    (0.43)     (0.45)     (0.52)     (0.58)
Distributions from Capital Gains  . . . . . . . . . . . . . . .       (0.42)    (1.66)     (1.05)      none       none
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .        none      none       none       none       none
                                                                      ----       ----       ----       ----       ----
         Total Distributions  . . . . . . . . . . . . . . . . .       (0.78)    (2.09)     (1.50)     (0.52)     (0.58)
                                                                      ------    ------     ------     ------     ------

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .      $15.61    $12.32     $14.38     $13.98     $12.73
                                                                     ======    ======     ======     ======     ======


-------------------------------------------------------------------

TOTAL RETURN(2)       . . . . . . . . . . . . . . . . . . . . .       34.68%    (0.04%)    14.74%     14.12%     13.94%
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .    $534,342   $402,849   $431,638   $408,986   $394,338
Ratio of Expenses to Average Daily Net Assets(3)  . . . . . . .        1.19%     1.26%      1.22%      1.23%      1.23%
Ratio of Net Investment Income to Average Daily Net Assets(3) .        2.72%     2.88%      3.15%      3.44%      4.20%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .          81%       74%       119%        98%        67%



                                                                                 DECATUR TOTAL RETURN FUND
                                                                                       CLASS A SHARES
                                                                    ---------------------------------------------------
                                                                                                              PERIOD
                                                                                                            8/27/86(1)
                                                                                    YEAR ENDED               THROUGH
                                                                     11/30/90 11/30/89    11/30/88  11/30/87 11/30/86
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .       $13.64    $11.47     $9.04    $10.29    $9.53

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .         0.58      0.54      0.50      0.31     0.04
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .        (1.44)     2.12      2.30     (1.30)    0.72
                                                                       ------     ----      ----     ------    ----
         Total From Investment Operations . . . . . . . . . . .        (0.86)     2.66      2.80     (0.99)    0.76
                                                                       ------     ----      ----     ------    ----

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .        (0.60)    (0.49)    (0.37)    (0.26)    none
Distributions from Capital Gains  . . . . . . . . . . . . . . .        (0.47)     none      none      none     none
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .         none      none      none      none     none
                                                                        ----      ----      ----     ----      ----
         Total Distributions  . . . . . . . . . . . . . . . . .        (1.07)    (0.49)    (0.37)    (0.26)    none
                                                                       ------    ------    ------    ------    ----

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .       $11.71    $13.64    $11.47     $9.04   $10.29
                                                                      ======    ======    ======     =====   ======


-------------------------------------------------------------------

TOTAL RETURN(2)       . . . . . . . . . . . . . . . . . . . . .        (6.84%)   23.73%    31.51%   (10.08%)  33.87%(1)
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .     $357,139  $318,871  $200,085  $146,632   $16,118
Ratio of Expenses to Average Daily Net Assets(3)  . . . . . . .        1.23%     1.24%     1.28%     1.27%(4)  (1)
Ratio of Net Investment Income to Average Daily Net Assets(3) .        4.87%     4.60%     4.77%     4.17%(5)  (1)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .          54%       60%       69%       39%     (1)

------------------------------
(1) August 27, 1986 was the date of the initial public offering. Total return has been annualized. The ratios of expenses and net investment income to average daily net assets and portfolio turnover have been omitted from this chart for the period August 27, 1986 through November 30, 1986 as management believes that such ratios for this relatively short period are not meaningful.
(2) Does not reflect any maximum front-end sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased At Net Asset Value. Total return for 1987 and 1986 reflect the expense limitation referenced in Notes 3, 4 and 5.
(3) The Manager waived its management fee and assumed expenses to the extent necessary to limit the Decatur Total Return Fund's ratio of annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to average daily net assets to 1% for a six-month period after the initial public offering.
(4) Ratio of expenses to average daily net assets prior to expense limitation was 1.41%.
(5) Ratio of net investment income to average daily net assets prior to expense limitation was 4.03%.

                                                                                    DECATUR TOTAL RETURN FUND

                                                                         CLASS B SHARES                 CLASS C SHARES
                                                                 ------------------------------         --------------
                                                                                  PERIOD                    PERIOD
                                                                   YEAR          9/6/94(1)                11/29/95(2)
                                                                   ENDED          THROUGH                   THROUGH
                                                                 11/30/95        11/30/94                  11/30/95
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .    $12.31         $13.11                    $15.61

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .      0.30           0.12                      none
Net Gains (Losses) on Securities
              (both realized and unrealized)  . . . . . . . . .      3.67          (0.82)                     none
                                                                     ----          ------                     ----
         Total From Investment Operations . . . . . . . . . . .      3.97          (0.70)                     none
                                                                     ----          ------                     ----

LESS DISTRIBUTIONS
------------------
Dividends from Net Investment Income  . . . . . . . . . . . . .     (0.30)         (0.10)                     none
Distributions from Capital Gains  . . . . . . . . . . . . . . .     (0.42)          none                      none
Returns of Capital    . . . . . . . . . . . . . . . . . . . . .      none           none                      none
                                                                     ----           ----                      ----
         Total Distributions  . . . . . . . . . . . . . . . . .     (0.72)         (0.10)                     none
                                                                    ------         ------                     ----

Net Asset Value, End of Period  . . . . . . . . . . . . . . . .    $15.56         $12.31                    $15.61
                                                                   ======         ======                    ======


-------------------------------------------------------------------

TOTAL RETURN          . . . . . . . . . . . . . . . . . . . . .     33.79%(3)      (5.37%)(3)                   (4)
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . .   $14,745         $1,738                        $5
Ratio of Expenses to Average Daily Net Assets . . . . . . . . .      1.89%          1.96%                       (4)
Ratio of Net Investment Income to Average Daily Net Assets  . .      2.02%          2.18%                       (4)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .        81%            74%                       (4)


------------------------------
    (1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
    (2) Date of initial public offering.
    (3) Does not include any applicable CDSC.
    (4) The ratios of expenses and net investment income to average daily net assets, portfolio turnover and total return have been omitted as management believes that such ratios, portfolio turnover and total return for this relatively short period are not meaningful.

INVESTMENT OBJECTIVES AND STRATEGIES

SUITABILITY

       Decatur Income Fund - The Fund may be suitable for investors looking for a current return with the potential for capital appreciation. Investors should be willing to accept the risks associated with investments in common stocks and other income-producing securities, including high yield, high risk fixed income securities.
       Decatur Total Return Fund - The Fund may be suitable for the patient investor interested in long-term growth. Investors should be willing to accept the risks associated with investments in common stocks and income-producing securities that are convertible into common stocks. The Fund is suitable for investors who want a current return with the possibility of capital appreciation.

                                   *   *   *

       Naturally, the Funds cannot assure a specific rate of return or that principal will be protected. The value of each Fund's shares can be expected to move up and down depending upon market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets, the value of its shares may, of course, decline. For this reason, neither Fund is appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, each Fund will strive to achieve its objective set forth above.
       Ownership of shares of each Fund reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the securities held in each Fund's portfolio.

       Investors should not consider a purchase of shares of either Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY

Decatur Income Fund - The objective of Decatur Income Fund is to earn the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. This is a fundamental policy and cannot be changed without shareholder approval. The Fund primarily aims to earn and pay its shareholders dependable current income. It seeks to accomplish this objective while attempting to limit risk to principal through prudent investing. Although it is not a fundamental policy, the Fund will normally invest at least 65% of its total assets in income-producing securities. The Fund may invest up to 15% of its net asset in high yield, high risk fixed income securities, which are generally considered to be speculative. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.
       The Manager carefully selects the Fund's diversified group of securities for their high yields relative to risk involved.
       The Fund generally invests in common stocks that the Manager believes have better potential for income and appreciation than fixed income securities. It may, however, invest its assets in all classes of securities, bonds, preferred stocks and common stocks in any proportions deemed prudent for defensive purposes under existing market and economic conditions. All available types of securities, including foreign securities (which may include American or European Depository Receipts), are under continuous study, and the management regularly transfers investments between securities or types of securities in carrying out its investment policy.

It is the Fund's policy not to purchase and sell securities with a view toward obtaining short-term profits. However, the Fund may hold securities for any period of time.

Decatur Total Return Fund - Decatur Total Return Fund generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities that have a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.
       All available types of appropriate securities are under continuous study. While the Fund may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions, the focus on fixed income securities can be expected to be less than that of Decatur Income Fund. The Fund may also invest in foreign securities.
       Income-producing convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock.
       It is the Fund's policy to purchase and sell securities with a view toward obtaining long-term rather than short-term capital gains. However, the Fund may hold securities for any period of time.

                                   *   *   *

       For additional information on each Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
       The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER
       800-523-4640
           FUND INFORMATION
           LITERATURE
           PRICE, YIELD AND
               PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
       800-523-1918
           INFORMATION ON EXISTING
               REGULAR INVESTMENT
               ACCOUNTS AND RETIREMENT
               PLAN ACCOUNTS
           WIRE INVESTMENTS
           WIRE LIQUIDATIONS
           TELEPHONE LIQUIDATIONS
           TELEPHONE EXCHANGES

DELAPHONE
       800-362-FUND
       (800-362-3863)

SHAREHOLDER SERVICES
       During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, the various service features and other funds in the Delaware Group.

PERFORMANCE INFORMATION
       During business hours, you can call the Investor Information Center for current performance information.

DELAPHONE SERVICE
       Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

STATEMENTS AND CONFIRMATIONS
       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

DUPLICATE CONFIRMATIONS
       If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

TAX INFORMATION
       Each year, Decatur Fund, Inc. will mail to you information on the tax status of your dividends and distributions.

DIVIDEND ORDERS
       Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.
       For more information, see Dividend Reinvestment Plan under How to Buy Shares - Additional Methods of Adding to Your Investment or call the Shareholder Service Center.

EXCHANGE PRIVILEGE
       The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

WEALTH BUILDER OPTION
       You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

RIGHT OF ACCUMULATION

       With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of that Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.


LETTER OF INTENTION
       The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-MONTH REINVESTMENT PRIVILEGE
       The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

DELAWARE GROUP ASSET PLANNER

     Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor an allocation strategy that meets their personal needs and goals. See Classes of Shares.


FINANCIAL INFORMATION ABOUT THE FUNDS
       Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Decatur Fund, Inc.'s fiscal year ends on November 30.

RETIREMENT PLANNING

       An investment in either Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.
       Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Decatur Income Fund Institutional Class or the Decatur Total Return Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
       Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
       A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
       Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) DEFERRED COMPENSATION PLAN
       Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 DEFERRED COMPENSATION PLAN
       Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
       Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN
       Permits employers to establish a tax-qualified plan based on salary deferral contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

       Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.
       With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under How to Buy Shares.

       The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
       A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

CLASSES OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS
       Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").
       Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value and Distribution (12b-1) and Service.
       Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.
       Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.
       The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.

       As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might choose the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Fund.
       Other investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, even they would be subject to a CDSC for up to six years after purchase and annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just 12 months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.
       Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

       For the distribution and related services provided to, and the expenses borne on behalf of, a Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares under Classes of Shares.

       Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
       The NASD has adopted certain rules relating to investment company sales charges. Decatur Fund, Inc. and the Distributor intend to operate in compliance with these rules. FRONT-END SALES CHARGE ALTERNATIVE - CLASS A SHARES
       Class A Shares of each Fund may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

       Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                                                     DECATUR INCOME FUND A CLASS
                                                  DECATUR TOTAL RETURN FUND A CLASS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                            Dealer's
                                                            Front-End Sales Charge as % of                Commission***
       Amount of Purchase                            Offering                  Amount                       as % of
                                                      Price                    Invested**                Offering Price
-------------------------------------------------------------------------------------------------------------------------
                                                                                           Decatur
                                                                            Decatur         Total
                                                                            Income         Return
                                                                             Fund           Fund
Less than $100,000                                           4.75%           4.98%          5.00%             4.00%
$100,000 but under $250,000                                  3.75            3.88           3.91              3.00
$250,000 but under $500,000                                  2.50            2.57           2.56              2.00
$500,000 but under $1,000,000*                               2.00            2.05           2.05              1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based on the net asset value per share of the Class A Shares as of the end of Decatur Fund, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------
                   Decatur Income Fund or Decatur Total Return, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

                   From time to time, upon written notice to all of its
                   dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

       For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:

                                                    DEALER'S
                                                   COMMISSION
                                                   ----------
                                                 (as a percent-
                                                  age of amount
AMOUNT OF PURCHASE                                 purchased)
------------------
Up to $2 million                                      1.00%
Next $1 million up to $3 million                       .75
Next $2 million up to $5 million                       .50
Amount over $5 million                                 .25

       In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
       An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.
       Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

COMBINED PURCHASES PRIVILEGE
       By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of Decatur Income Fund or Decatur Total Return Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.
       This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
       It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

       Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares above.

BUYING CLASS A SHARES AT NET ASSET VALUE
       Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)
       Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.
       Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.
       Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.
       Decatur Income Fund or Decatur Total Return Fund, as appropriate, must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

GROUP INVESTMENT PLANS
       Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges available on Class A Shares set forth in the table on page ____, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund in which it is investing that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund in which they are investing that they are eligible to combine purchase amounts held in their plan account.
       For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.
       For other retirement plans and special services, see Retirement
Planning.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
       Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.
       Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Funds to sell Class B Shares without deducting a front-end sales charge at the time of purchase.
       Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
       Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.
       Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

       All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
       Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.
       Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.
       Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares described in this Prospectus. See Redemption and Exchange.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
       Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions.
For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of Decatur Income Fund or Decatur Total Return Fund, as the case may be, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.
       The following table sets forth the rates of the CDSC for the Class B Shares of the Funds:

                                          CONTINGENT DEFERRED
                                           SALES CHARGE (AS A
                                              PERCENTAGE OF
                                              DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE                   SUBJECT TO CHARGE)
------------------------                   ------------------
       0-2                                       4%
       3-4                                       3%
       5                                         2%
       6                                         1%
       7 and thereafter                         None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares.

       In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.
       All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.
       The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.

12b-1 DISTRIBUTION PLANS -- CLASS A, CLASS B AND CLASS C SHARES
       Under the distribution plans adopted by Decatur Fund, Inc. in accordance with Rule 12b-1 under the 1940 Act, Decatur Fund, Inc. is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of the Class A Shares and 1% of the average daily net assets of each of the Class B Shares and the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase these shares through dealers or brokers without paying a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B, and Class C Shares, see Distribution (12b-1) and Service under Management of the Funds.

OTHER PAYMENTS TO DEALERS -- CLASS A, CLASS B AND CLASS C SHARES
       From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
       Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash commissions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

CLASSES OFFERED
       The following funds currently offer Class A, Class B and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group Trend Fund, Inc., International Equity Fund, Global Bond Fund and Global Assets Fund of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust - Pennsylvania and each Fund. In addition, Delaware Group Cash Reserve, Inc. offers Consultant Class shares.
       U.S. Government Money Series of Delaware Group Limited-Term Government Funds, Inc. and Delaware Group Tax-Free Money Fund, Inc. offer only Class A and Consultant Class shares.

INSTITUTIONAL CLASSES
       In addition to offering the Class A, Class B and Class C Shares of each Fund, Decatur Fund, Inc. also offers the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class, which are described in a separate prospectus and are available for purchase only by certain investors. Decatur Income Fund Institutional Class shares and Decatur Total Return Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 plan distribution expenses. To obtain the prospectus that describes the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.

HOW TO BUY SHARES

       PURCHASE AMOUNTS
       Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.
       There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

INVESTING THROUGH YOUR INVESTMENT DEALER
       You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected (for example, if you wish to buy Class A Shares of Decatur Income Fund, make the check payable to Decatur Income Fund A Class) at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Decatur Fund, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

INVESTING BY WIRE
       You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.
       If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

DELAWARE GROUP ASSET PLANNER
       To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a difference risk/reward profile) in predetermined percentages in Delaware Group funds or, with the help of a financial adviser, you may design a customized asset allocation strategy.
       The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service; however, only shares within the same class may be used within the same Strategy.
       An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. See Part B.
       Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.
       Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

INVESTING BY EXCHANGE
       If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of either Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.
       Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of either Fund or of any other fund in the Delaware Group. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.
       Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.
       See Retirement Planning for information on exchanges by participants in an Allied Plan.

ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
       Call the Shareholder Service Center for more information if you wish to use the following services:

1.     Automatic Investing Plan
       THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize Decatur Fund, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.
       This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2.     Direct Deposit
       YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                 *     *     *

       Should investments by direct deposit or through an Automatic Investing Plan be reclaimed or returned for some reason, Decatur Fund, Inc. has the right to liquidate your Fund shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.     Wealth Builder Option
       Shareholders can use the Wealth Builder Option to invest in a Fund through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.
       Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Fund account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.
       Shareholders can terminate their participation at any time by written notice to their Fund. See Redemption and Exchange.
       This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.


4.     Dividend Reinvestment Plan
       You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.
       Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Group funds or into Class C Shares of a Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.
       Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the"Class C Funds"). See Classes Offered under Classes of Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

PURCHASE PRICE AND EFFECTIVE DATE
       The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
       The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

THE CONDITIONS OF YOUR PURCHASE
       Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.
       Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

       YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.
       All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

       Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B or Class
C Shares, or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.

       Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
       Each Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. Telephone redemptions for shares recently purchased by check will not be honored unless the Fund involved is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
       There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.
       Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from Decatur Income Fund or Decatur Total Return Fund, such Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly.
       Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by either Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
       All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

WRITTEN REDEMPTION
       You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
       Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also
be in good order.   Certificates are issued for Class A Shares only if a
shareholder submits a specific request. Certificates are not issued for Class B or Class C Shares.

WRITTEN EXCHANGE
       You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE
       To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
       The Telephone Redemption-Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such service available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
       Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
       THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK
       Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.
       If expedited payment by check or wire could adversely affect a Fund, such Fund may take up to seven days to pay.

TELEPHONE EXCHANGE
       The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

SYSTEMATIC WITHDRAWAL PLANS
1.     Regular Plans
       This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Fund account to your predesignated bank account through the Delaware Group's MoneyLine service.
Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.

2.     Retirement Plans
       For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service described above is not available for retirement plans.

                                 *     *     *

       Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.
       Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.
       With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than

12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.
       For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
       A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Buying Shares.
       The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A
Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.
       Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.
       In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES
       The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES
       The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
       The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
       In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

       Decatur Fund, Inc. currently intends to make monthly payments from Decatur Income Fund's net investment income and quarterly payments from Decatur Total Return Fund's net investment income. Payments from a Fund's net realized securities profits, if any, will be made during the first quarter of the next fiscal year.
       Each Class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the per share dividends from net investment income on the Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.
       Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value, and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Fund account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plans under Redemption and Exchange for information regarding authorization of the MoneyLine service. This service is not available for retirement plans.
(See The Delaware Difference for more information on reinvestment options.)

TAXES

       Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
       Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice from Decatur Fund, Inc. to the Fund's shareholders. For the fiscal year ended November 30, 1995, all of the Decatur Income Fund's and Decatur Total Return Fund's dividends from net investment income qualified for the corporate dividends-received deduction.
       Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
       Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.
       The sale of shares of the Funds is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on a sale or exchange of a Fund's shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring a Fund's shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in such Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.
       The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.
       In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of each

Fund are exempt from Pennsylvania county personal property taxes.
       Each year, Decatur Fund, Inc. will mail to you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.
       Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
       The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
       See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

       Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
       The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Decatur Fund, Inc.'s Board of Directors.
       The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class will not incur any distribution fees under the 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of a Fund will vary.

MANAGEMENT OF THE FUNDS

DIRECTORS
       The business and affairs of Decatur Fund, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
       The Manager furnishes investment management services to each Fund.
       The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,389,902,000) and investment company (approximately $10,383,560,000) accounts.
       The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between Decatur Fund, Inc. on behalf of each Fund and the Manager were executed following shareholder approval.
       The Manager manages each Fund's portfolio and makes investment decisions which are implemented by Decatur Fund, Inc.'s Trading Department. The Manager also administers Decatur Fund, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Decatur Fund, Inc. who are affiliated with the Manager. For these services, under the Investment Management Agreement for the Decatur Income Fund, the Manager is paid an annual fee of .60% on the first $100 million of average daily net assets, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by this Fund. For the fiscal year ended November 30, 1995, investment management fees paid by Decatur Income Fund were 0.49% of its average daily net assets.
       For the services noted above, under the Investment Management Agreement for the Decatur Total Return Fund, the Manager is paid an annual fee of .60% on the first $500 million of average daily net assets of the Fund, .575% on the next $250 million and .55% of the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by this Fund. For the fiscal year ended November 30, 1995, investment management fees paid by Decatur Total Return Fund were 0.59% of its average daily net assets.
       John B. Fields has primary responsibility for making day-to-day investment decisions for each Fund. He has been the Senior Portfolio Manager for the Decatur Income Fund since 1993 and for the Decatur Total Return Fund since 1992. Mr. Fields, who has 25 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.
       In making investment decisions for each Fund, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Board of the Manager and Decatur Fund, Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of Decatur Fund, Inc. in 1994. He is also a member of the Board of Directors of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia.

PORTFOLIO TRADING PRACTICES
       Each Fund normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of a Fund and may affect taxes payable by such Fund's shareholders to the extent that net capital gains are realized. Given each Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. During the past two fiscal years, Decatur Income Fund's portfolio turnover rates were 92% for 1994 and 74% for 1995, and Decatur Total Return Fund's portfolio turnover rates were 74% for 1994 and 81% for 1995.
       Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

PERFORMANCE INFORMATION
       From time to time, each Fund may quote yield or total return performance of its Classes in advertising and other types of literature.
       The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
       Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.
       Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

DISTRIBUTION (12b-1) AND SERVICE
       The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Fund under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995.
       Decatur Fund, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"). Each Plan permits the Fund to which it relates to pay the Distributor from the assets of its respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the assets of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of such Classes, pursuant to service agreements with Decatur Fund, Inc.
       The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
       The aggregate fees paid a Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by such Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.
       Although the maximum fee payable under the Plan relating to the Decatur Income Fund A Class is .30% of average daily net assets, the Board of Directors has determined that the annual fee payable on a monthly basis, under such Plan, will be equal to the sum of: (i) the amount obtained by multiplying
 .30% by the average daily net assets represented by the Class A Shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares that were acquired before May 2, 1994. While this is the method to be used to calculate the 12b-1 expenses to be paid by the Class A Shares under the Plan for Decatur Income Fund, the fee is a Class A Shares' expense so that all Decatur Income Fund A Class shareholders, regardless of when they purchased their shares will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least .10% will increase over time. Thus, as the proportion of Decatur Income Fund A Class shares purchased on or after May 2, 1994, to outstanding Class A Shares, increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under such Plan, the Plan permits the Fund to pay a maximum of .30% on all assets of the Decatur Income Fund A Class at any time following Board approval. The Class will not incur any distribution expenses beyond the .30% limit, which may not be increased without shareholder approval.
       Decatur Fund, Inc.'s Plans do not apply to the Decatur Income Fund Institutional Class or the Decatur Total Return Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Decatur Income Fund Institutional Class or the Decatur Total Return Fund Institutional Class.
       While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of Decatur Fund, Inc.'s unaffiliated directors who may reduce the fees or terminate the Plans at any time.
       The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.
       The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES
       Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. For the fiscal year ended November 30, 1995, the ratios of expenses to average daily net assets for the Class A Shares and the Class B Shares of the Decatur Income Fund were 0.87% and 1.74%, respectively, and the ratios of expenses to average daily net assets for the Class A Shares and the Class B Shares of the Decatur Total Return Fund
were 1.19% and 1.89%, respectively.   The Fund anticipates that the expense
ratio for Class C Shares of a Fund will be approximately equal to the expense ratio for Class B Shares of the same Fund. The expense ratio of each Class reflects the impact of its 12b-1 Plan.
SHARES

The Decatur Income Fund is the original series of Decatur Fund, Inc. and the Decatur Total Return Fund is the second series of Decatur Fund, Inc. Decatur Fund, Inc. is an open-end management investment company, commonly known as a mutual fund. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Decatur Fund, Inc. was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1956. Prior to May 2, 1994, Decatur Income Fund was named the Decatur I Series (which was known and did business as Decatur Fund I) and Decatur Total Return Fund was named the Decatur II Series (which was known and did business as Decatur Fund II).
       All fund shares have a par value of $1.00, equal voting rights, except as noted below, and
are equal in all other respects.   All of the shares have noncumulative voting
rights which means that the holders of more than 50% of Decatur Fund, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Decatur Fund, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.
Shareholders of 10% or more of Decatur Fund, Inc.'s shares may request that a special meeting be called to consider the removal of a director. Shares of Decatur Income Fund have a priority over shares of Decatur Total Return Fund in the assets and income of Decatur Income Fund and will vote separately on any matter that affects only Decatur Income Fund. Likewise, shares of Decatur
Total Return Fund have a priority over shares of Decatur Income Fund in the assets and income of Decatur Total Return Fund and will vote separately on any matter that affects only Decatur Total Return Fund.
       In addition to Class A Shares, Class B Shares and Class C Shares,
Decatur Income Fund and Decatur Total Return Fund also offer, respectively, the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class. Shares of each class of a Fund represent proportionate interests in the assets of such Fund and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class are not subject to, and may not vote on matters affecting, the Plans relating to the Classes. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Plan relating to its Class A Shares.

       From May 2, 1994 to September 5, 1994, the Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as Decatur Fund I class. From May 2, 1994 to September 5, 1994, the Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as Decatur Fund I (Institutional) class.

        From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II (Institutional) class.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

HIGH YIELD, HIGH RISK SECURITIES
       Decatur Income Fund may invest up to 15% of its net assets in high yield, high risk fixed income securities. These securities are rated lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B to this Prospectus for more rating information. Fixed income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.
       In the past, in the opinion of the Manager, the high yields from these
bonds have more than compensated for their higher default rates.   There can be
no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.
       Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.
       The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

RESTRICTED AND ILLIQUID SECURITIES
       Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds. Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.
       While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A
Security:  (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
       If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

PORTFOLIO LOAN TRANSACTIONS
       Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
       The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

FUTURES CONTRACTS
       Each Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when such Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.
       A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.
       The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
       Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
       Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Fund's cash reserve could then be used to buy long-term bonds on the cash market.
       Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

       Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
       Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
       At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. A Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.
       To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

OPTIONS
       Each Fund may write covered call options on individual issues. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, each Fund may write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Funds do not currently intend to write or purchase options on stock indices.

       While there is no limit on the amount of a Fund's assets which may be invested in covered call options, neither Fund will invest more than 2% of its net assets in put options. The Funds will only use Exchange-traded options.

CALL OPTIONS
       Writing Covered Call Options--A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.
       Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock.
Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

PUT OPTIONS
       Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.
       Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.
       Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

                                   *   *   *

BORROWING
       Although each Fund is permitted under certain circumstances to borrow money, neither Fund normally do so. A Fund will not purchase new securities while any borrowings are outstanding.

REPURCHASE AGREEMENTS
       Each Fund may use repurchase agreements that are at least 100% collateralized by securities in which the Fund can invest directly. Repurchase agreements help a Fund to invest cash on a temporary basis. Under a repurchase agreement, a Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price.
If the seller is unable to repurchase the security, the Fund could experience delays in liquidating the securities. To minimize this possibility, the Manager, pursuant to direction from Decatur Fund Inc.'s Board of Directors, considers the creditworthiness of the banks and dealers with whom it enters into repurchase agreements.

                                   *   *   *

       Part B sets forth more specific investment restrictions, some of which limit the percentage of assets that may be invested in certain types of securities.

                     APPENDIX A - INVESTMENT ILLUSTRATIONS
  ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION
                                $10,000 PURCHASE

                      Scenario 1                                    Scenario 2                              Scenario 3
                      No Redemption                              Redeem 1st Year                         Redeem 3rd Year
               -----------------------------------       -------------------------------         ------------------------------
      Year      Class A     Class B     Class C         Class A     Class B      Class C      Class A      Class B      Class C
      ----      -------     -------     -------         -------     -------      -------      -------      -------      -------
         0       9,525       10,000      10,000           9,525      10,000      10,000         9,525       10,000      10,000
         1      10,478       10,930      10,930          10,478      10,530      10,830+       10,478       10,930      10,930
         2      11,525       11,946      11,946                                                11,525       11,946      11,946
         3      12,678       13,058      13,058                                                12,678       12,758      13,058+
         4      13,946       14,272      14,272
         5      15,340       15,599      15,599
         6      16,874       17,050      17,050
         7      18,562       18,636      18,636
         8      20,418+      20,369      20,369
         9      22,459       22,405*     22,263
        10      24,705       24,646*     24,333


                               Scenario 4
                            Redeem 5th Year
                     ------------------------------
      Year        Class A      Class B     Class C
      ----        -------      -------     -------
         0          9,525       10,000      10,000
         1         10,478       10,930      10,930
         2         11,525       11,946      11,946
         3         12,678       13,058      13,058
         4         13,946       14,272      14,272
         5         15,340       15,399      15,599+
         6
         7
         8
         9
        10

 *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                                                              $250,000 PURCHASE

                    Scenario 1                                     Scenario 2                             Scenario 3
                    No Redemption                               Redeem 1st Year                        Redeem 3rd Year
             -----------------------------------        -------------------------------        ------------------------------
    Year      Class A      Class B      Class C       Class A      Class B      Class C     Class A      Class B      Class C
    ----      -------      -------      -------       -------      -------      -------     -------      -------      -------
       0     243,750       250,000      250,000       243,750      250,000     250,000      243,750      250,000     250,000
       1     268,125       273,250      273,250       268,125      263,250     270,750+     268,125      273,250     273,250
       2     294,938       298,662      298,662                                             294,938      298,662     298,662
       3     324,431       326,438      326,438                                             324,431      318,938     326,438+
       4     356,874+      356,797      356,797
       5     392,562       389,979      389,979
       6     431,818       426,247      426,247
       7     475,000       465,888      465,888
       8     522,500       509,215      509,215
       9     574,750       560,137*     556,572
      10     632,225       616,150*     608,333



                       $250,000 PURCHASE
                             Scenario 4
                          Redeem 5th Year
                  -------------------------------
    Year       Class A      Class B      Class C
    ----       -------      -------      -------
       0      243,750       250,000      250,000
       1      268,125       273,250      273,250
       2      294,938       298,662      298,662
       3      324,431       326,438      326,438
       4      356,874+      356,797      356,797
       5      392,562       384,979      389,979
       6
       7
       8
       9
      10

 *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.


Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year. Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

APPENDIX B--RATINGS

       Decatur Income Fund has the ability to invest up to 15% of its net assets in high yield, high risk fixed income securities. The table set forth below shows asset composition, based on rating categories, of such securities held by the Fund. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of Decatur Income Fund's high yield, high risk securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the fiscal year ended November 30, 1995. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

  Rating Moody's             Average Weighted
      and/or                  Percentage of
         S&P                     Portfolio
-------------------       ----------------------
Baa/BBB                            0.20%
Ba/BB                              3.94%
B/B                                5.59%
Not Rated/Other                    0.13%

General Rating Information

BONDS
       Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

DECATUR INCOME FUND INSTITUTIONAL

DECATUR TOTAL RETURN FUND INSTITUTIONAL


P R O S P E C T U S

------------------------------------------

JANUARY 30, 1996

         For more information contact the Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


                                 DELAWARE
                                 GROUP
                                 ---------

TABLE OF CONTENTS

COVER PAGE

SYNOPSIS

SUMMARY OF EXPENSES

FINANCIAL HIGHLIGHTS

INVESTMENT OBJECTIVES AND STRATEGIES
     SUITABILITY
     INVESTMENT STRATEGY

CLASSES OF SHARES

HOW TO BUY SHARES

REDEMPTION AND EXCHANGE

DIVIDENDS AND DISTRIBUTIONS

TAXES

CALCULATION OF NET ASSET VALUE PER SHARE

MANAGEMENT OF THE FUNDS

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

APPENDIX A-RATINGS

DECATUR INCOME FUND INSTITUTIONAL                                     PROSPECTUS

DECATUR TOTAL RETURN FUND INSTITUTIONAL                         JANUARY 30, 1996


     ---------------------------------------------------------------------

                   1818 MARKET STREET, PHILADELPHIA, PA 19103

                         FOR MORE INFORMATION ABOUT THE
                  DECATUR INCOME FUND INSTITUTIONAL CLASS AND
                 DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
                    CALL THE DELAWARE GROUP AT 800-828-5052.


         This Prospectus describes two series, the Decatur Income Fund and the Decatur Total Return Fund (individually, a "Fund" and collectively, the "Funds") of Delaware Group Decatur Fund, Inc. ("Decatur Fund, Inc."), a professionally-managed mutual fund of the series type. The Decatur Income Fund offers the Decatur Income Fund Institutional Class and Decatur Total Return Fund offers the Decatur Total Return Fund Institutional Class (individually, a "Class" and collectively, the "Classes").
         Decatur Income Fund's objective is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund's objective is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
         Shares of each Class are available for purchase only by certain enumerated investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See Buying Shares.

       This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Decatur Income Fund's registration statement, dated January 30, 1996, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Funds' financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

         The Decatur Income Fund also offers the Decatur Income Fund A Class, the Decatur Income Fund B Class and the Decatur Income Fund C Class. The Decatur Total Return Fund also offers the Decatur Total Return Fund A Class, the Decatur Total Return Fund B Class and the Decatur Total Return Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. See Management of the Funds.

PURCHASE PRICE
         Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

INVESTMENT OBJECTIVE
         Decatur Income Fund - The objective of Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.
         Decatur Total Return Fund - The objective of Decatur Total Return Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

         For further details, see Investment Objectives and Strategies.

RISK FACTORS AND SPECIAL CONSIDERATIONS

         Decatur Income Fund may invest up to 15% of its net assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in the Fund. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.


         Each Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Funds do not engage in options and futures for speculative purposes, there are risks that result from use of these instruments, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.


OPEN-END INVESTMENT COMPANY
         Decatur Fund, Inc., which was organized as a Maryland corporation in 1983 and was previously organized as a Delaware corporation in 1956, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Funds.

INVESTMENT MANAGEMENT FEES
         The Manager furnishes investment management services to each Fund, subject to the supervision and direction of Decatur Fund, Inc.'s Board of Directors.
         Under the Investment Management Agreement for Decatur Income Fund, the annual compensation paid to the Manager is equal to .60% on the first $100 million of the Fund's average daily net assets, .525% on the next $150 million,
 .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by this Fund.

         Under the Investment Management Agreement for Decatur Total Return Fund, the annual compensation paid to the Manager is equal to .60% on the first $500 million of the Fund's average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by this Fund.
         See Management of the Funds.

REDEMPTION AND EXCHANGE
         Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

SUMMARY OF EXPENSES


DECATUR INCOME FUND INSTITUTIONAL CLASS AND DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS:

                                              SHAREHOLDER TRANSACTION EXPENSES
                            ------------------------------------------------------------------------------------------
                            Maximum Sales Charge Imposed on Purchases
                            (as a percentage of offering price) . . . . . . . . . . . . . . . . . .         None

                            Maximum Sales Charge Imposed on Reinvested Dividends
                            (as a percentage of offering price) . . . . . . . . . . . . . . . . . .         None

                            Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None*

                            Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None**


DECATUR INCOME FUND INSTITUTIONAL CLASS:

                                                  ANNUAL OPERATING EXPENSES
                                        (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                            -------------------------------------------------------------------------------------------
                            Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.49%
                            12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None
                            Other Operating Expenses  . . . . . . . . . . . . . . . . . . . . . . .         0.25%
                                                                                                            -----

                                 Total Operating Expenses . . . . . . . . . . . . . . . . . . . . .         0.74%
                                                                                                            =====


DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS:

                                                  ANNUAL OPERATING EXPENSES
                                        (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                            -------------------------------------------------------------------------------------------
                            Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.59%
                            12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None
                            Other Operating Expenses  . . . . . . . . . . . . . . . . . . . . . . .         0.30%
                                                                                                            -----

                                 Total Operating Expenses . . . . . . . . . . . . . . . . . . . . .         0.89%
                                                                                                            =====

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

 *CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

**Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.

       For expense information about the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class, see the separate Prospectus relating to those classes.
       The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, neither Fund charges redemption fees.

DECATUR INCOME FUND                           1 YEAR       3 YEARS       5 YEARS          10 YEARS
                                              ------       -------       -------          --------
INSTITUTIONAL CLASS                             $8           $24           $41               $92


DECATUR TOTAL RETURN                          1 YEAR       3 YEARS       5 YEARS          10 YEARS
                                              ------       -------       -------          --------
FUND INSTITUTIONAL CLASS                         $9          $28           $49               $110

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Decatur Total Return Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B.
Further information about each Fund's performance is contained in the Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Ernst & Young LLP) may be obtained from Decatur Fund, Inc. upon request at no charge.

                                                                      DECATUR INCOME FUND INSTITUTIONAL CLASS
                                                --------------------------------------------------------------------------------
                                                               PERIOD
                                                     YEAR      1/13/94
                                                     ENDED     THROUGH                        YEAR ENDED
                                                   11/30/95  11/30/94(2)  11/30/94(1)     11/30/93(1)   11/30/92(1)   11/30/91(1)
Net Asset Value, Beginning of Period  . . . . .     $15.59     $16.72       $18.24          $17.20        $15.76        $14.53


INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income   . . . . . . . . . . . .       0.71       0.59         0.67            0.78          0.78          0.83
Net Gains or Losses on Securities
   (both realized and unrealized) . . . . . . .       3.92      (1.10)       (0.73)           1.79          1.47          1.37
                                                      ----      ------       ------           ----          ----          ----
              Total From Investment Operations        4.63      (0.51)       (0.06)           2.57          2.25          2.20
                                                      ----      ------       ------           ----          ----          ----


LESS DISTRIBUTIONS
------------------

Dividends (from net investment income)  . . . .      (0.74)     (0.62)       (0.86)          (0.68)        (0.81)        (0.97)
Distributions (from capital gains)  . . . . . .      (0.42)      none        (1.75)          (0.85)         none          none
Returns of Capital  . . . . . . . . . . . . . .       none       none         none            none          none          none
                                                      ----       ----         ----            ----          ----          ----
            Total Distributions   . . . . . . .     ($1.16)    ($0.62)      ($2.61)         ($1.53)       ($0.81)       ($0.97)
                                                    -------    -------      -------         -------       -------       -------


Net Asset Value, End of Period  . . . . . . . .     $19.06     $15.59       $15.57          $18.24        $17.20        $15.76
                                                    ======     ======       ======          ======        ======        ======

--------------------------------------------

TOTAL RETURN    . . . . . . . . . . . . . . . .      31.14%     (0.45%)      (0.57%)(3)      15.85%(3)     14.55%(3)     15.46%(3)
------------

--------------------------------------------

RATIOS/SUPPLEMENTAL DATA


Net Assets, End of Period (000's omitted) . . .   $211,409   $182,105   $1,153,884      $1,512,194    $1,508,206    $1,579,521
Ratio of Expenses to Average Daily Net Assets .       0.74%      0.70%        0.81%           0.71%         0.72%         0.70%
Ratio of Net Investment Income to Average
   Daily Net Assets . . . . . . . . . . . . . .       4.16%      4.03%        3.92%           4.34%         4.55%         5.18%
Portfolio Turnover Rate . . . . . . . . . . . .         74%        92%          92%             80%           79%           78%

                                                                   DECATUR INCOME FUND INSTITUTIONAL CLASS
                                                   ----------------------------------------------------------------------


                                                                                   YEAR ENDED
                                                      11/30/90(1) 11/30/89(1)  11/30/88(1)   11/30/87(1)    11/30/86(1)
Net Asset Value, Beginning of Period  . . . . .         $19.07          $16.89       $15.86        $19.32        $17.20


INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income   . . . . . . . . . . . .           0.93            1.00         0.76          0.77          0.79
Net Gains or Losses on Securities
   (both realized and unrealized) . . . . . . .          (2.93)           2.25         2.75         (1.43)         3.69
                                                         ------           ----         ----         ------         ----
              Total From Investment Operations           (2.00)           3.25         3.51         (0.66)         4.48
                                                         ------           ----         ----         ------         ----

LESS DISTRIBUTIONS
------------------

Dividends (from net investment income)  . . . .          (1.05)          (0.81)       (0.73)        (0.80)        (0.80)
Distributions (from capital gains)  . . . . . .          (1.49)          (0.26)       (1.75)        (2.00)        (1.56)
Returns of Capital  . . . . . . . . . . . . . .           none            none         none          none          none
                                                          ----            ----         ----          ----          ----
            Total Distributions   . . . . . . .         ($2.54)         ($1.07)      ($2.48)       ($2.80)       ($2.36)
                                                        -------         -------      -------       -------       -------


Net Asset Value, End of Period  . . . . . . . .         $14.53          $19.07       $16.89        $15.86        $19.32
                                                        ======          ======       ======        ======        ======

--------------------------------------------

TOTAL RETURN    . . . . . . . . . . . . . . . .         (12.04%)(3)      19.84%(3)     25.20%(3)     (4.48%)(3)    29.27%(3)
------------

--------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . .     $1,560,641      $1,848,129    $1,517,445    $1,346,411    $1,228,932
Ratio of Expenses to Average Daily Net Assets .           0.70%           0.67%         0.73%         0.69%         0.63%
Ratio of Net Investment Income to Average
   Daily Net Assets . . . . . . . . . . . . . .           5.78%           5.48%         4.80%         4.37%         4.84%
Portfolio Turnover Rate . . . . . . . . . . . .             44%             38%           39%           56%           72%


------------------------------
(1) Data for the Decatur Income Fund Institutional Class are derived from data of the Decatur Income Fund A Class (formerly known as Decatur Fund I class), which prior to May 2, 1994 was not subject to Rule 12b-1 distribution expenses.
(2) Data are derived from data for the Decatur Income Fund Institutional Class (formerly known as Decatur Fund I (Institutional) class), which commenced operations on January 13, 1994. Ratios and total return have been annualized.
(3) Does not reflect current maximum sales charges that are or were in effect applicable to Decatur Income Fund A Class.

                                                             DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
                                  ---------------------------------------------------------------------------------------
                                                                          PERIOD
                                                                         7/26/93(3)
                                                       YEAR ENDED        THROUGH               YEAR ENDED
                                                   11/30/95   11/30/94   11/30/93 11/30/93(1)  11/30/92(1)   11/30/91(1)
Net Asset Value, Beginning of Period  . . . . .     $12.35     $14.40     $14.10     $13.98       $12.73       $11.71


INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . .       0.47       0.43       0.15       0.45         0.47         0.53
Net Gains or Losses on Securities
         (both realized and unrealized)   . . .       3.65      (0.37)      0.25       1.45         1.30         1.07
                                                      ----      ------      ----       ----         ----         ----
            Total From Investment Operations  .       4.12       0.06       0.40       1.90         1.77         1.60
                                                      ----       ----       ----       ----         ----         ----


LESS DISTRIBUTIONS
------------------
Dividends (from net investment income)  . . . .      (0.40)     (0.45)     (0.10)     (0.45)       (0.52)       (0.58)
Distributions (from capital gains)  . . . . . .      (0.42)     (1.66)      none      (1.05)        none         none
Returns of Capital  . . . . . . . . . . . . . .       none       none       none       none         none         none
                                                      ----       ----       ----       ----         ----         ----
            Total Distributions   . . . . . . .      (0.82)     (2.11)     (0.10)     (1.50)       (0.52)       (0.58)
                                                     ------     ------     ------     ------       ------       ------


Net Asset Value, End of Period  . . . . . . . .     $15.65     $12.35     $14.40     $14.38       $13.98       $12.73
                                                    ======     ======     ======     ======       ======       ======

------------------------------------------

TOTAL RETURN    . . . . . . . . . . . . . . . .      35.13%      0.19%     14.89%     14.74%(4)    14.12%(4)    13.94%(4)
------------

------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (000's omitted) . . .    $11,520     $1,376     $1,181    $431,638    $408,986     $394,338
Ratio of Expenses to Average Daily Net Assets(5)     0.89%      0.96%      0.92%       1.22%       1.23%        1.23%
Ratio of Net Investment Income to
   Average Daily Net Assets(5)  . . . . . . . .      3.02%      3.18%      3.45%       3.15%       3.44%        4.20%
Portfolio Turnover Rate . . . . . . . . . . . .        81%        74%       119%        119%         98%          67%
                                                               DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
                                             --------------------------------------------------------------------------------
                                                                                                           PERIOD
                                                                                                         8/27/86(1)(2)
                                                  YEAR ENDED                                              THROUGH
                                                  11/30/90(1)  11/30/89(1)   11/30/88(1)   11/30/87(1)    11/30/86
Net Asset Value, Beginning of Period  . . . . .    $13.64        $11.47        $9.04         $10.29         $9.53


INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . . . . .      0.58          0.54         0.50           0.31          0.04
Net Gains or Losses on Securities
         (both realized and unrealized)   . . .     (1.44)         2.12         2.30          (1.30)         0.72
                                                    ------         ----         ----          ------         ----
            Total From Investment Operations  .     (0.86)         2.66         2.80          (0.99)         0.76
                                                    ------         ----         ----          ------         ----


LESS DISTRIBUTIONS
------------------
Dividends (from net investment income)  . . . .     (0.60)        (0.49)       (0.37)         (0.26)         none
Distributions (from capital gains)  . . . . . .     (0.47)         none         none           none          none
Returns of Capital  . . . . . . . . . . . . . .      none          none         none           none          none
                                                     ----          ----         ----           ----          ----
            Total Distributions   . . . . . . .     (1.07)        (0.49)       (0.37)         (0.26)         none
                                                    ------        ------       ------         ------         ----


Net Asset Value, End of Period  . . . . . . . .    $11.71        $13.64       $11.47          $9.04        $10.29
                                                   ======        ======       ======          =====        ======

-------------------------------------------

TOTAL RETURN    . . . . . . . . . . . . . . . .     (6.84%)(4)    23.73%(4)    31.51%(4)     (10.08%)(4)    33.87%(2)(4)
------------

-------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (000's omitted) . . .     $357,139     $318,871     $200,085    $146,632        $16,118
Ratio of Expenses to Average Daily Net Assets(5)       1.23%        1.24%        1.28%       1.27%(6)       (2)
Ratio of Net Investment Income to
   Average Daily Net Assets(5)  . . . . . . . .        4.87%        4.60%        4.77%       4.17%(7)       (2)
Portfolio Turnover Rate . . . . . . . . . . . .          54%          60%          69%         39%          (2)



------------------------------
(1) Data are derived from data of Decatur Total Return Fund A Class (formerly known as Decatur Fund II class) and reflect the impact of Rule 12b-1 distribution expenses paid by the Decatur Total Return Fund A Class. Decatur Total Return Fund Institutional Class (formerly known as Decatur Fund II (Institutional) class) is not subject to Rule 12b-1 distribution expenses and per share data for periods beginning on and after July 26, 1993 will not reflect the deduction of such expenses.
(2) Date of the initial public offering of the Decatur Total Return Fund A Class. Total return has been annualized. The ratios of expenses and net investment income to average daily net assets and portfolio turnover have been omitted from this chart for the period August 27, 1986 through November 30, 1986 as management believes that such ratios for this relatively short period are not meaningful.
(3) Date of initial public offering of Decatur Total Return Fund Institutional Class (formerly known as Decatur Fund II (Institutional) class); ratios and total return for this period have been annualized.
(4) Does not reflect any maximum sales charges that are or were in effect. Total return for 1986 and 1987 reflect expense limitation referenced in Notes 5, 6 and 7.
(5) The Manager undertook to waive its management fee and assume expenses to the extent necessary to limit the Decatur Total Return Fund's ratio of annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to average daily net assets to 1% for a six-month period after the initial public offering.
(6) Ratio of expenses to average daily net assets prior to expense limitation was 1.41%.
(7) Ratio of net investment income to average daily net assets prior to expense limitation was 4.03%.

INVESTMENT OBJECTIVES AND STRATEGIES

SUITABILITY

       Decatur Income Fund - The Fund may be suitable for investors looking for a current return with the potential for capital appreciation. Investors should be willing to accept the risks associated with investments in common stocks and other income-producing securities, including high yield, high risk fixed income securities.
       Decatur Total Return Fund - The Fund may be suitable for the patient investor interested in long-term growth. Investors should be willing to accept the risks associated with investments in common stocks and income-producing securities that are convertible into common stocks. The Fund is suitable for investors who want a current return with the possibility of capital appreciation.

                                   *   *   *

       Naturally, the Funds cannot assure a specific rate of return or that principal will be protected. The value of each Fund's shares can be expected to move up and down depending upon market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets, the value of its shares may, of course, decline. For this reason, neither Fund is appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, each Fund will strive to achieve its objective set forth above.
       Ownership of shares of each Fund reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the securities held in each Fund's portfolio.
       Investors should not consider a purchase of shares of either Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY

Decatur Income Fund - The objective of Decatur Income Fund is to earn the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. This is a fundamental policy and cannot be changed without shareholder approval. The Fund primarily aims to earn and pay its shareholders dependable current income. It seeks to accomplish this objective while attempting to limit risk to principal through prudent investing. Although it is not a fundamental policy, the Fund will normally invest at least 65% of its total assets in income-producing securities. The Fund may invest up to 15% of its net asset in high yield, high risk fixed income securities, which are generally considered to be speculative. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.
       The Manager carefully selects the Fund's diversified group of securities for their high yields relative to risk involved.
       The Fund generally invests in common stocks that the Manager believes have better potential for income and appreciation than fixed income securities. It may, however, invest its assets in all classes of securities, bonds, preferred stocks and common stocks in any proportions deemed prudent for defensive purposes under existing market and economic conditions. All available types of securities, including foreign securities (which may include American or European Depository Receipts), are under continuous study, and the management regularly transfers investments between securities or types of securities in carrying out its investment policy. It is the Fund's policy not to purchase and sell securities with a view toward obtaining short-term profits. However, the Fund may hold securities for any period of time.

Decatur Total Return Fund - Decatur Total Return Fund generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities that have a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.
       All available types of appropriate securities are under continuous study. While the Fund may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions, the focus on fixed income securities can be expected to be less than that of Decatur Income Fund. The Fund may also invest in foreign securities.
       Income-producing convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock.
       It is the Fund's policy to purchase and sell securities with a view toward obtaining long-term rather than short-term capital gains. However, the Fund may hold securities for any period of time.

                                   *   *   *

       For additional information on each Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

CLASSES OF SHARES

       The Distributor serves as the national distributor for each Fund. Shares of each Class may be purchased directly by contacting a Fund or its agent or through authorized investment dealers. All purchases of shares of each Class are at net asset value. There is no front-end or contingent deferred sales charge.
       INVESTMENT INSTRUCTIONS GIVEN ON BEHALF OF PARTICIPANTS IN AN EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES CONSIDERING PURCHASING SHARES OF A CLASS AS PART OF THEIR RETIREMENT PROGRAM SHOULD CONTACT THEIR EMPLOYER FOR DETAILS.

       Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

DECATUR INCOME FUND A CLASS, DECATUR INCOME FUND B CLASS, DECATUR INCOME FUND C CLASS, DECATUR TOTAL RETURN FUND A CLASS, DECATUR TOTAL RETURN FUND B CLASS AND DECATUR TOTAL RETURN FUND C CLASS
       In addition to offering the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class, the Decatur Income Fund also offers the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, and the Decatur Total Return Fund also offers the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class, which are described in a separate prospectus relating only to those classes. The Decatur Income Fund A Class and Decatur Total Return Fund A Class carry a front-end sales charge and have annual 12b-1 expenses equal to a maximum of .30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. The Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class and certain shares of the Decatur Income Fund A Class and Decatur Total Return Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address on the cover of this Prospectus or by calling 800-523-4640.

HOW TO BUY SHARES

       Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

INVESTING DIRECTLY BY MAIL
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected (for example, if you wish to buy Institutional Class shares of Decatur Income Fund, make check payable to Decatur Income Fund Institutional Class), at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

INVESTING DIRECTLY BY WIRE
       You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

INVESTING BY EXCHANGE
       If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into shares of either Fund.
However, shares of the Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class and the Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Classes.
If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.

INVESTING THROUGH YOUR INVESTMENT DEALER
       You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must promptly transmit orders to a Fund. They may charge for this service.

PURCHASE PRICE AND EFFECTIVE DATE
       The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
       The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

THE CONDITIONS OF YOUR PURCHASE
       Each Fund reserves the right to reject any purchase order. If a purchase is cancelled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchases by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
       Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

       REDEMPTION AND EXCHANGE REQUESTS MADE ON BEHALF OF PARTICIPANTS IN AN EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES SHOULD THEREFORE CONTACT THEIR EMPLOYER FOR DETAILS.
       Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may also request a redemption or an exchange by calling 800-828-5052.
       All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
       Each Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. Telephone redemptions for shares recently purchased by check will not be honored unless the Fund involved is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
       Shares of a Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of a Class, such exchange will be exchanged at net asset value. Shares of a Class may not be exchanged into the Class B Shares or Class C Shares of any of the funds in the Delaware Group. Each Fund may suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.
       Various redemption and exchange methods are outlined below. No fee is charged by either Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
       All authorizations, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

WRITTEN REDEMPTION AND EXCHANGE
       You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.
       For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
       The redemption request is effective at the net asset value next determined after it is received in good order. Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. Certificates for shares are issued only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.
       Shareholders also may submit their written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

TELEPHONE REDEMPTION AND EXCHANGE
       To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
       The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such service available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
       Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Class shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION-CHECK TO YOUR ADDRESS OF RECORD
       You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no more than seven days, after receipt of the request.

TELEPHONE REDEMPTION-PROCEEDS TO YOUR BANK
       Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

TELEPHONE EXCHANGE
       You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

       Decatur Fund, Inc. currently intends to make monthly payments from Decatur Income Fund's net investment income and quarterly payments from Decatur Total Return Fund's net investment income. Payments from a Fund's net realized securities profits, if any, will be made during the first quarter of the next fiscal year.
       Each class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the Classes will not incur any distribution fees under the 12b-1 Plans which apply to the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class.
       Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

TAXES

       Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
       Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice from Decatur Fund, Inc.
to the Funds' shareholders. For the fiscal year ended November 30, 1995, all of the Decatur Income Fund's and the Decatur Total Return Fund's dividends from net investment income qualified for the corporate dividends-received deduction.
       Distributions paid by a Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
       Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.
       The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
       In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.
       Each year, Decatur Fund, Inc. will mail you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.
       Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
       The tax discussion set forth above is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
       See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Funds and their shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

       The purchase and redemption price of a Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
       The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Decatur Fund, Inc.'s Board of Directors.
       The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Classes will not incur any of the expenses under the Company's 12b-1 Plans and the Decatur Income Fund A, B and C Classes and the Decatur Total Return Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Fund will vary.

MANAGEMENT OF THE FUNDS

DIRECTORS
       The business and affairs of Decatur Fund, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
       The Manager furnishes investment management services to each Fund.
       The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,389,902,000) and investment company (approximately $10,383,560,000) accounts.
       The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between Decatur Fund, Inc. on behalf of each Fund and the Manager were executed following shareholder approval.
       The Manager manages each Fund's portfolio and makes investment decisions which are implemented by Decatur Fund, Inc.'s Trading Department. The Manager also administers Decatur Fund, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Decatur Fund, Inc. who are affiliated with the Manager. For these services, under the Investment Management Agreement for the Decatur Income Fund, the Manager is paid an annual fee of .60% on the first $100 million of average daily net assets, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by this Fund. For the fiscal year ended November 30, 1995, investment management fees paid by Decatur Income Fund were 0.49% of its average daily net assets.
       For the services noted above, under the Investment Management Agreement for the Decatur Total Return Fund, the Manager is paid an annual fee of .60% on the first $500 million of average daily net assets of the Fund, .575% on the next $250 million and .55% of the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by this Fund. For the fiscal year ended November 30, 1995, investment management fees paid by Decatur Total Return Fund were 0.59% of its average daily net assets.
       John B. Fields has primary responsibility for making day-to-day investment decisions for each Fund. He has been the Senior Portfolio Manager for the Decatur Income Fund since 1993 and for the Decatur Total Return Fund since 1992. Mr. Fields, who has 25 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.
       In making investment decisions for each Fund, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Board of the Manager and Decatur Fund, Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of Decatur Fund, Inc. in 1994. He is also a member of the Board of Directors of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia.

PORTFOLIO TRADING PRACTICES
       Each Fund normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of a Fund and may affect taxes payable by such Fund's shareholders to the extent that net capital gains are realized. Given each Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. During the past two fiscal years, the Decatur Income Fund's portfolio turnover rates were 92% for 1994 and 74% for 1995, and Decatur Total Return Fund's portfolio turnover rates were 74% for 1994 and 81% for 1995.
       Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

PERFORMANCE INFORMATION
       From time to time, the each Fund may quote yield or total return performance of its Class in advertising and other types of literature.
       The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten year periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time.
       Because securities prices fluctuate, investment results of a Class will fluctuate over time and past performance should not be considered as a representation of future results.

STATEMENTS AND CONFIRMATIONS
       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

FINANCIAL INFORMATION ABOUT THE FUNDS
       Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Decatur Fund, Inc.'s fiscal year ends on November 30.

DISTRIBUTION AND SERVICE
       The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Fund under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.
       The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.
       The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES
       Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. The ratio of expenses to average daily net assets for the Decatur Income Fund Institutional Class was 0.74% and for the Decatur Total Return Fund Institutional Class was 0.89% for the fiscal year ended November 30, 1995.

SHARES
       The Decatur Income Fund is the original series of Decatur Fund, Inc. and the Decatur Total Return Fund is the second series of Decatur Fund, Inc. Decatur Fund, Inc. is an open-end management investment company, commonly known as a mutual fund. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Decatur Fund, Inc. was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1956. Prior to May 2, 1994, Decatur Income Fund was named the Decatur I Series (which was known and did business as Decatur Fund I) and Decatur Total Return Fund was named the Decatur II Series (which was known and did business as Decatur Fund
II).
       All fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. All of the shares have noncumulative voting rights which means that the holders of more than 50% of Decatur Fund, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Decatur Fund, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Decatur Fund, Inc.'s shares may request that a special meeting be called to consider the removal of a director. Shares of Decatur Income Fund have a priority over shares of Decatur Total Return Fund in the assets and income of

Decatur Income Fund and will vote separately on any matter that affects only Decatur Income Fund. Likewise, shares of Decatur Total Return Fund have a priority over shares of Decatur Income Fund in the assets and income of Decatur Total Return Fund and will vote separately on any matter that affects only Decatur Total Return Fund.
       The Decatur Income Fund also offers the Decatur Income Fund A Class, Decatur Income Fund B Class and Decatur Income Fund C Class. The Decatur Total Return Fund also offers the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class. Shares of those classes represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the Decatur Income Fund Institutional Class and the Decatur Total Return Fund Institutional Class, respectively, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and the Decatur Total Return Fund C Class.
       From May 2, 1994 to September 5, 1994, the Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as Decatur Fund I class. From May 2, 1994 to September 5, 1994, the Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as Decatur Fund I (Institutional) class.
       From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II
(Institutional) class.   From May 2, 1994 to September 5, 1994, the Decatur
Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

HIGH YIELD, HIGH RISK SECURITIES
       Decatur Income Fund may invest up to 15% of its net assets in high yield, high risk fixed income securities. These securities are rated lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B to this Prospectus for more rating information. Fixed income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.
       In the past, in the opinion of the Manager, the high yields from these
bonds have more than compensated for their higher default rates.   There can be
no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.
       Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.
       The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

RESTRICTED AND ILLIQUID SECURITIES
       Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds. Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.
       While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A
Security:  (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
       If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

PORTFOLIO LOAN TRANSACTIONS
       Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
       The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

FUTURES CONTRACTS
       Each Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when such Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.
       A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.
       The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
       Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
       Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Fund's cash reserve could then be used to buy long-term bonds on the cash market.
       Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

       Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
       Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
       At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. A Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.
       To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

OPTIONS
       Each Fund may write covered call options on individual issues. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, each Fund may write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Funds do not currently intend to write or purchase options on stock indices.

       While there is no limit on the amount of a Fund's assets which may be invested in covered call options, neither Fund will invest more than 2% of its net assets in put options. The Funds will only use Exchange-traded options.

CALL OPTIONS
       Writing Covered Call Options--A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.
       Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.


PUT OPTIONS
       Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.
       Purchasing a Put Option on Stock
Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.
       Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

                                   *   *   *

BORROWING
       Although each Fund is permitted under certain circumstances to borrow money, neither Fund normally do so. A Fund will not purchase new securities while any borrowings are outstanding.

REPURCHASE AGREEMENTS
       Each Fund may use repurchase agreements that are at least 100% collateralized by securities in which the Fund can invest directly. Repurchase agreements help a Fund to invest cash on a temporary basis. Under a repurchase agreement, a Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price.
If the seller is unable to repurchase the security, the Fund could experience delays in liquidating the securities. To minimize this possibility, the Manager, pursuant to direction from Decatur Fund Inc.'s Board of Directors, considers the creditworthiness of the banks and dealers with whom it enters into repurchase agreements.

                                   *   *   *

       Part B sets forth more specific investment restrictions, some of which limit the percentage of assets that may be invested in certain types of securities.

APPENDIX A--RATINGS

       The Decatur Income Fund has the ability to invest up to 15% of its net assets in high risk, high yield fixed income securities. The table set forth below shows the assets composition, based on rating categories, of such securities held by the Fund. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Decatur Income Fund's high yield, high risk securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the fiscal year ended November 30, 1995. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

  Rating Moody's             Average Weighted
      and/or                  Percentage of
       S&P                      Portfolio
-------------------       ----------------------
Baa/BBB                            0.20%
Ba/BB                              3.94%
B/B                                5.59%
Not Rated/Other                    0.13%

General Rating Information

BONDS
       Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

---------------------------------------

DECATUR INCOME FUND
DECATUR TOTAL RETURN FUND

---------------------------------------

A CLASSES
---------------------------------------

B CLASSES
---------------------------------------

C CLASSES

INSTITUTIONAL CLASSES

---------------------------------------

CLASSES OF DELAWARE GROUP
DECATUR FUND, INC.

---------------------------------------


PART B

STATEMENT OF
ADDITIONAL INFORMATION

---------------------------------------


JANUARY 30, 1996


  The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


                                                      DELAWARE
                                                      GROUP
                                                      ------------

--------------------------------------------------------------------------------
                                    PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                               JANUARY 30, 1996

--------------------------------------------------------------------------------

DELAWARE GROUP DECATUR FUND, INC.
--------------------------------------------------------------------------------

1818 MARKET STREET
PHILADELPHIA, PA  19103
--------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT THE
DECATUR INCOME FUND INSTITUTIONAL CLASS AND
DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS:
       800-828-5052
FOR PROSPECTUS AND PERFORMANCE OF THE DECATUR INCOME FUND A CLASS, DECATUR INCOME FUND B CLASS, DECATUR INCOME FUND C CLASS, DECATUR TOTAL RETURN FUND A CLASS, DECATUR TOTAL RETURN FUND B CLASS AND DECATUR TOTAL RETURN FUND C CLASS:
       NATIONWIDE 800-523-4640
INFORMATION ON EXISTING ACCOUNTS OF THE DECATUR INCOME FUND A CLASS, DECATUR INCOME FUND B CLASS, DECATUR INCOME FUND C CLASS, DECATUR TOTAL RETURN FUND A CLASS, DECATUR TOTAL RETURN FUND B CLASS AND DECATUR TOTAL RETURN FUND C CLASS:
          (SHAREHOLDERS ONLY)
       NATIONWIDE 800-523-1918

DEALER SERVICES:
          (BROKER/DEALERS ONLY)
       NATIONWIDE 800-362-7500
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TABLE OF CONTENTS
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COVER PAGE
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INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES
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ACCOUNTING AND TAX ISSUES
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PERFORMANCE INFORMATION
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TRADING PRACTICES AND BROKERAGE
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PURCHASING SHARES
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INVESTMENT PLANS
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DETERMINING OFFERING PRICE
       AND NET ASSET VALUE
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REDEMPTION AND REPURCHASE
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DISTRIBUTIONS AND TAXES
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INVESTMENT MANAGEMENT AGREEMENT
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OFFICERS AND DIRECTORS
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EXCHANGE PRIVILEGE
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


GENERAL INFORMATION
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APPENDIX A -- IRA INFORMATION
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APPENDIX B -- PERFORMANCE OVERVIEW
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APPENDIX C -- THE COMPANY LIFE CYCLE
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FINANCIAL STATEMENTS
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                                      -2-

       Delaware Group Decatur Fund, Inc. ("Decatur Fund, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes the Decatur Income Fund series and Decatur Total Return Fund series (individually the "Fund" and collectively the "Funds") of Decatur Fund, Inc. Decatur Income Fund and Decatur Total Return Fund offer respectively, the Decatur Income Fund A Class and Decatur Total Return Fund A Class ("Class A Shares"), Decatur Income Fund B Class and Decatur Total Return Fund B Class ("Class B Shares") and Decatur Income Fund C Class and Decatur Total Return Fund C Class ("Class C Shares") (Class A Shares, Class B Shares and Class C Shares together, the "Fund Classes") and Decatur Income Fund Institutional Class and Decatur Total Return Fund Institutional Class (the "Institutional Classes").
       Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of each Fund, except where noted.

       This Part B supplements the information contained in the current Prospectus for the Fund Classes dated, January 30, 1996 and the current Prospectus for the Institutional Classes dated January 30, 1996, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting Decatur Fund, Inc.'s national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES


        INVESTMENT RESTRICTIONS--Decatur Fund, Inc. has adopted the following restrictions for the Funds which, along with a Fund's investment objective, cannot be changed without approval by the holders of a "majority" of such Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Decatur Income Fund shall not:
         1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.
         2. Acquire control of any company. (Decatur Fund, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)
         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of Decatur Fund, Inc., or an officer, director or partner of its investment manager if, to the knowledge of Decatur Fund, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
         4. Allow long or short positions on shares of the Fund to be taken by Decatur Fund, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.
         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.
         6. Invest more than 10% of the value of its total assets in illiquid assets.
customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.
         8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)
         9.      Sell short any security or property.
        10. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
        11. Borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
        12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.
        13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
        14. The Fund may act as an underwriter of securities of other issuers, but its present policy is not to do so.
        Notwithstanding restrictions 6 and 13 above and although not a matter of fundamental policy, Decatur Fund, Inc. has made a commitment that the Fund will not invest more than 10% of its total assets in a combination of illiquid securities and securities of companies less than three years old, such three-year old period to include the operation of any predecessor company or companies. In addition, notwithstanding restriction 8 above and although not a matter of fundamental policy, Decatur Fund, Inc. has made a commitment that the Fund's investments in securities issued by real estate investment trusts will not exceed 10% of its total assets.
        Although it is not a matter of fundamental policy, Decatur Fund, Inc. has also made a commitment that the Fund will not invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, the Fund may not concentrate investments in any particular industry, which means not investing more than 25% of its assets in any industry.
        Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.
        Decatur Total Return Fund shall not:
        1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities).
        2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.
        3. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
        4. Purchase or sell real estate but this shall not prevent the Fund from investing in companies which own real estate or in securities secured by real estate or interests therein.
        5. Purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
        6. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
        7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
        8. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
        9. Purchase securities on margin, make short sales of securities or maintain a net short position.

        10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
        11. Invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.
        12. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Decatur Fund, Inc. or of its investment manager if or so long as the directors and officers of Decatur Fund, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
        13. Invest in interests in oil, gas or other mineral exploration or development programs.
        14. Invest more than 10% of the value of the Fund's net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.
        15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of
its net assets.   The Fund will not issue senior securities as defined in the
Investment Company Act of 1940, except for notes to banks.
        Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.
        Although it is not a matter of fundamental policy, Decatur Total Return Fund may invest not more than 5% of its assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there are no such limits). Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.
        The application of each Fund's investment policy will be dependent upon the judgment of Delaware Management Company, Inc. (the "Manager"). In accordance with the judgment of the Manager, the proportions of a Fund's assets invested in particular industries will vary from time to time. The securities in which a Fund invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investment objective of each Fund can be achieved by investing primarily in common stocks, each Fund may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. Decatur Income Fund may invest up to 15% of its net assets in high yield, high risk securities. In periods during which the Manager feels that market conditions warrant a more defensive portfolio positioning, each Fund may also invest in various types of fixed income obligations.
     Securities will not normally be purchased by a Fund while it has an outstanding borrowing.
        In addition, from time to time, each Fund may also engage in the following investment techniques:

        A. RULE 144A SECURITIES--Each Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.
        Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that the Fund has no more than 10% of its net assets in illiquid securities.
        B. REPURCHASE AGREEMENTS--In order to invest its cash reserves or when in a temporary defensive posture, a Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of a Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements, to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing a Fund's yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the Investment Company Act of 1940, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.
        The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances.
Each Fund of the Company may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.
        C. PORTFOLIO LOAN TRANSACTIONS--Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
        It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund involved; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Decatur Fund, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

        The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.
        D. OPTIONS--Each Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

COVERED CALL WRITING
        Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.
        During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.
        With respect to both options on actual portfolio securities owned by a Fund and options on stock indices, a Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.
        Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
        If a call option written by a Fund expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option written by a Fund is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.
        The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

        Each Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to the call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS
        Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.
        Each Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security.
If the security does not drop in value, the Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.
        A Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

OPTIONS ON STOCK INDICES
        A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.
        Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.
        As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.
        A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.
        The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
        Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.
        The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.
        E. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectuses, each Fund may enter into futures contracts relating to securities, securities indices, interest rates or foreign currencies. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.
        As noted in the Prospectuses, each Fund may purchase and write options on the types of futures contracts, described in the Prospectuses.
        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which a Fund intends to purchase. If a put or call option that a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
        A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

ACCOUNTING AND TAX ISSUES


        When a Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
        OTHER TAX REQUIREMENTS--Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.
        The requirement that not more than 30% of a Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, a Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.
        The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION*
        From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.
        The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                n
                          P(1+T)  = ERV
Where:
            P  =    a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

            T  =    average annual total return;

            n  =    number of years;

          ERV  =    redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable
                    CDSC, if any, with respect to Class B Shares and Class C
                    Shares.

        * In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
        The performance of Class A Shares, Class B Shares and the Institutional Class, as shown below, is the average annual total return quotations through November 30, 1995, computed as described above. The Class C Shares of each Fund commenced operations on November 29, 1995 and therefore total return for such a short period is not included.
        The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%.
        The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 1995. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at November 30, 1995 and therefore does not reflect the deduction of a CDSC.
        Pursuant to applicable regulation, total return shown for the Institutional Classes for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Decatur Total Return Fund, and performance for Decatur Total Return Fund

Institutional Class would have been affected had such an adjustment been made.

        Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                              DECATUR INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURN

                             CLASS A                 CLASS A                INSTITU-
                            SHARES(1)(2)(3)           SHARES                 TIONAL
                            (AT OFFER)             (AT NAV)(3)              CLASS(4)
1 year ended
  11/30/95                    24.77%                   31.02%                31.14%

3 years ended
  11/30/95                    12.85%                   14.70%                14.79%

5 years ended
  11/30/95                    13.72%                   14.82%                14.87%

10 years ended
  11/30/95                    11.97%                   12.52%                12.54%

15 years ended
  11/30/95                    13.59%                   13.96%                13.98%

3/18/57(5)
through
11/30/95                      11.89%                   12.03%                12.03%

                           DECATUR TOTAL RETURN FUND
                          AVERAGE ANNUAL TOTAL RETURN

                              CLASS A                   CLASS A             INSTITU-
                              SHARES                     SHARES              TIONAL
                           (AT OFFER)(2)                (AT NAV)            CLASS(6)
1 year ended
  11/30/95                     28.33%                    34.68%              35.13%

3 years ended
  11/30/95                     13.73%                    15.59%              15.87%

5 years ended
  11/30/95                     13.86%                    14.97%              15.13%

Period 8/27/86(5)
through 11/30/95               11.82%                    12.41%              12.50%

(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%.
(2) Effective November 29, 1995, the maximum front-end sales charge was reduced from 5.75% to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.
(3) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.
(4)      Date of initial public offering was January 13, 1994.
(5)      Date of initial public offering of Class A Shares.
(6)      Date of initial public offering was July 26, 1993.

                              DECATUR INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURN

                          CLASS B SHARES              CLASS B SHARES
                            (INCLUDING                  (EXCLUDING
                              DEFERRED                    DEFERRED
                           SALES CHARGE)               SALES CHARGE)
1 year ended
  11/30/95                     25.85%                      29.85%

Period 9/6/94(1)
through 11/30/95               15.11%                      18.23%

                           DECATUR TOTAL RETURN FUND
                          AVERAGE ANNUAL TOTAL RETURN

                           CLASS B SHARES             CLASS B SHARES
                             (INCLUDING                 (EXCLUDING
                               DEFERRED                   DEFERRED
                            SALES CHARGE)              SALES CHARGE)
1 year ended
11/30/95                        29.79%                     33.79%

Period 9/6/94(1)
through 11/30/95                17.93%                     21.03%

(1) Date of initial public offering of Class B Shares.

         As stated in the Funds' Prospectuses, each Fund may also quote its Classes' current yield in advertisements and investor communications.
         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                          a -- b
                                          -------  6
                         YIELD = 2[( cd + 1)  -- 1]


Where:     a  =    dividends and interest earned during the period;

           b  =    expenses accrued for the period (net of reimbursements);

           c  =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends;

           d  =    the maximum offering price per share on the last day of the period.

        The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Funds. The yields of the Class A Shares of Decatur Income Fund and Decatur Total Return Fund as of November 30, 1995, using this formula were 3.38% and 2.15%, respectively. The yields of the Class B Shares of Decatur Income Fund and Decatur Total Return Fund as of November 30, 1995, were 2.68% and 1.54%, respectively. The yields of the Institutional Class as of Decatur Income Fund and Decatur Total Return Fund as of November 30, 1995, were 3.69% and 2.54%, respectively. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public until November 29, 1995.
        Past performance, such as reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Funds in the future. Investors should note that the income earned and dividends paid by each Fund will vary with the fluctuation of interest rates and performance of the portfolio.
        Decatur's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. Decatur's dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.
        In 1972, Delaware Investment Advisers, a division of the Manager, offered Decatur's time-proven investment style to the institutional investing community. As of December 31, 1995, Delaware Investment Advisers managed approximately $13 billion in institutional assets under management in that style.
        From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.
        The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of stocks which are representative of and used to measure broad stock market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, a Fund's portfolio may include common stocks considered by the Manager to be more aggressive than those tracked by these indices.
        The total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in either Fund in the future.
        From time to time, each Fund may also quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.
        Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.
        Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of a Fund. Any indices used are not managed for any investment goal.

        CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

        Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

        Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

        Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

        Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

        Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

        The following tables are examples, for purposes of illustration only, of cumulative total return performance for the Class A Shares, Class B Shares and the Institutional Classes through November 30, 1995. The Class C Shares of each Fund commenced operations on November 30, 1995 and therefore total return for such a short period is not included. Pursuant to applicable regulation, total return shown for the Institutional Classes for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Decatur Total Return Fund, and performance for Decatur Total Return Fund Institutional Class would have been affected had such an adjustment been made. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Comparative information on the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average is also included.

                              DECATUR INCOME FUND
                            CUMULATIVE TOTAL RETURN

                           CLASS A                     INSTITU-                        STANDARD                           DOW
                       SHARES(1)(2)(3)                  TIONAL                         & POOR'S                          JONES
                         (AT OFFER)                    CLASS(4)                         500(5)                        INDUSTRIAL(5)
3 months
 ended
 11/30/95                  1.34%                         6.50%                          8.38%                             10.74%

6 months
 ended
 11/30/95                  6.34%                        11.72%                         14.92%                             15.09%

9 months
  ended
 11/30/95                 15.44%                        21.36%                         26.62%                             28.99%

1 year
 ended
 11/30/95                 24.77%                        31.14%                         36.93%                             39.33%

3 years
 ended
 11/30/95                 43.73%                        51.25%                         52.33%                             66.73%

5 years
 ended
 11/30/95                 90.17%                       100.03%                        117.10%                            129.44%

10 years
 ended
 11/30/95                209.77%                       225.97%                        311.08%                            381.12%

15 years
 ended
 11/30/95                576.39%                       611.81%                        654.46%                            832.95%

3/18/57(6)
through
11/30/95               7,625.87%                     8,029.16%                        N/A                                N/A

                           DECATUR TOTAL RETURN FUND
                            CUMULATIVE TOTAL RETURN

                                                       INSTITU-                         STANDARD                           DOW
                        CLASS A                         TIONAL                          & POOR'S                          JONES
                        SHARES                         CLASS(7)                          500(5)                       INDUSTRIAL(5)
                     (AT OFFER)(2)
3 months
 ended
 11/30/95                 1.84%                          7.02%                             8.38%                         10.74%

6 months
 ended
 11/30/95                 8.32%                         13.91%                            14.92%                         15.09%

9 months
 ended
 11/30/95                18.14%                         24.26%                            26.62%                         28.99%

 1 year
 ended
 11/30/95                28.33%                         35.13%                            36.93%                         39.33%

 3 years
  ended
 11/30/95                47.09%                         55.56%                            52.33%                         66.73%

 5 years
  ended
 11/30/95                91.36%                        102.26%                           117.10%                        129.44%

 Period
8/27/86(6)
through
11/30/95                181.42%                        197.69%                           219.52%                        261.41%

(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%.
(2) Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% from 5.75%. The above performance figures are calculated using 4.75% as the applicable sales charge for all periods, and are more favorable than they would have been had they been calculated using the former sales charges.
(3) Performance figures for periods after May 1, 1994 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(4)  Date of initial public offering was January 13, 1994.
(5)  Source:  Interactive Data Corp.
(6)  Date of initial public offering of Class A Shares.
(7)  Date of initial public offering was July 26, 1993.

                              DECATUR INCOME FUND

                           CLASS B                        CLASS B
                            SHARES                        SHARES
                          (INCLUDING                    (EXCLUDING
                           DEFERRED                      DEFERRED                    STANDARD                        DOW
                            SALES                          SALES                     & POOR'S                       JONES
                           CHARGE)                        CHARGE)                     500(1)                    INDUSTRIAL(1)
3 months
 ended
 11/30/95                     2.37%                         6.37%                     8.38%                         10.74%

6 months
 ended
 11/30/95                     7.13%                        11.13%                    14.92%                         15.09%

9 months
 ended
 11/30/95                    16.40%                        20.40%                    26.62%                         28.99%

1 year
 ended
 11/30/95                    25.85%                        29.85%                    36.93%                         39.33%

Period
9/6/94(2)
through
11/30/95                     18.99%                        22.99%                    32.55%                         34.53%

                           DECATUR TOTAL RETURN FUND

                              CLASS B                      CLASS B
                              SHARES                       SHARES
                            (INCLUDING                   (EXCLUDING
                             DEFERRED                     DEFERRED                     STANDARD                       DOW
                              SALES                         SALES                      & POOR'S                      JONES
                             CHARGE)                       CHARGE)                      500(1)                   INDUSTRIAL(1)
3 months
 ended
 11/30/95                       2.71%                       6.71%                       8.38%                        10.74%

6 months
 ended
 11/30/95                       9.36%                      13.36%                      14.92%                        15.09%

9 months
 ended
 11/30/95                      19.41%                      23.41%                      26.62%                        28.99%

1 year
 ended
 11/30/95                      29.79%                      33.79%                      36.93%                        39.33%

Period
9/6/94(2)
through
11/30/95                       22.60%                      26.60%                      32.55%                        34.53%

(1)  Source:  Interactive Data Corp.
(2)  Date of initial public offering of Class B Shares.

         See Appendix B for additional performance information of the Decatur Income Fund.
         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
         Results at various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

Decatur Income Fund:

             9% RATE      11% RATE      13% RATE
             OF RETURN    OF RETURN     OF RETURN
12-'85       $10,938      $11,157       $11,380
12-'86       $11,964      $12,448       $12,951
12-'87       $13,086      $13,889       $14,739
12-'88       $14,314      $15,496       $16,773
12-'89       $15,657      $17,289       $19,089
12-'90       $17,126      $19,290       $21,723
12-'91       $18,732      $21,522       $24,722
12-'92       $20,489      $24,013       $28,134
12-'93       $22,411      $26,791       $32,018
12-'94       $24,514      $29,892       $36,437

             Results at various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

Decatur Total Return Fund:

           8%         10%        12%       14%
           RATE OF    RATE OF    RATE OF   RATE OF
           RETURN     RETURN     RETURN    RETURN
12-'85     $10,824    $11,038    $11,255   $11,475
12-'86     $11,717    $12,184    $12,668   $13,168
12-'87     $12,682    $13,449    $14,258   $15,111
12-'88     $13,728    $14,845    $16,047   $17,340
12-'89     $14,859    $16,386    $18,061   $19,898
12-'90     $16,084    $18,087    $20,328   $22,833
12-'91     $17,410    $19,965    $22,879   $26,202
12-'92     $18,845    $22,038    $25,751   $30,067
12-'93     $20,399    $24,325    $28,983   $34,503
12-'94     $22,080    $26,851    $32,620   $39,593

           These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE
           Decatur Fund, Inc. selects brokers or dealers to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.
           During the fiscal years ended November 30, 1993, 1994 and 1995, the aggregate dollar amounts of brokerage commissions paid by the Decatur Income Fund were $3,497,612, $3,843,614 and $3,039,414, respectively. During the same periods, the aggregate dollar amounts of brokerage commissions paid by the Decatur Total Return Fund were $1,600,528, $895,815 and $1,150,026, respectively.
The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.
           During the fiscal year ended November 30, 1995, portfolio transactions of Decatur Income Fund and Decatur Total Return Fund in the amounts of $498,885,320 and $191,450,988, respectively, resulting in brokerage commissions of $763,091 and $272,121, respectively, were directed to brokers for brokerage and research services provided.
           As provided in the Securities Exchange Act of 1934 and the Funds' Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.
           The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Decatur Fund, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
           Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

PORTFOLIO TURNOVER
           Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.
           The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by Fund shareholders to the extent of any net realized capital gains. Each Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions a Fund may experience a high rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year.
           During the fiscal years ended November 30, 1994 and 1995, Decatur Income Fund's portfolio turnover rates were 92% and 74%, respectively, and Decatur Total Return Fund's portfolio turnover rates were 74% and 81%, respectively.
           Each Fund may hold securities for any period of time. A Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES

           The Distributor serves as the national distributor for the each Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Decatur Fund, Inc. or its agent.
           The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100 for Class A Shares, Class B Shares and Class C Shares. The minimum initial and subsequent investment for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.
           There is a maximum purchase limitation of $250,000 with respect to each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to retirement plans.) Decatur Fund, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to a lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.
           Selling dealers have the responsibility of transmitting orders promptly. Decatur Fund, Inc. reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in a Fund's best interest.
           The NASD has adopted Rules of Fair Practice relating to investment company sales charges. Decatur Fund, Inc. and the Distributor intend to operate in compliance with these rules.
           Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.
           Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus.
           Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.
           Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

           Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.
           Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS
           The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, under their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of the Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase, and thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES
           Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                          DECATUR INCOME FUND A CLASS
                      DECATUR TOTAL RETURN FUND A CLASS

------------------------------------------------------------------------------------------------------
                                                                                           Dealer's
                                                      Front-End Sales Charge as % of     Commission**
       Amount of Purchase                           Offering              Amount           as % of
                                                     Price               Invested       Offering Price
------------------------------------------------------------------------------------------------------
                                                                   Decatur    Decatur
                                                                   Income      Total
                                                                    Fund       Return
                                                                                Fund
Less than $100,000                                   4.75%           4.98%      5.00%        4.00%
$100,000 but under $250,000                          3.75            3.88       3.91         3.00
$250,000 but under $500,000                          2.50            2.57       2.56         2.00
$500,000 but under $1,000,000*                       2.00            2.05       2.05         1.60
------------------------------------------------------------------------------------------------------

* There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

** Based upon the net asset value per share of Class A Shares as of the end of Decatur Fund, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

-------------------------------------------------------------------------------
      Decatur Income Fund or Decatur Total Return Fund, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous purchases or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
-------------------------------------------------------------------------------

        Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION
        For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                            DEALER'S
                                           COMMISSION
                                           ----------
                                         (as a percent-
                                         age of amount
AMOUNT OF PURCHASE                         purchased)
------------------
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25

        In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
        An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. Nor will a CDSC be assessed on redemptions of shares acquired through the reinvestment of dividends or capital gains distributions. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares for a list of the instances in which the CDSC is waived.
        The following table sets forth the rates of the CDSC for Class B Shares of each Fund:

                                          CONTINGENT DEFERRED
                                          SALES CHARGE (AS A
                                             PERCENTAGE OF
                                             DOLLAR AMOUNT
      YEAR AFTER PURCHASE MADE            SUBJECT TO CHARGE)
      ------------------------            ------------------
             0-2                                    4%
             3-4                                    3%
             5                                      2%
             6                                      1%
             7 and thereafter                     None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares. Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

PLANS UNDER RULE 12b-1 FOR THE FUND CLASSES
      Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Decatur Fund, Inc. has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.
      The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
      In addition, each Fund may make payments out of the assets of its Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.
      The maximum aggregate fee payable by a Fund under its Plans, and the Fund's Distribution Agreements, is on an annual basis, .30% of the Class A Shares' average daily net assets for the year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of its Class B Shares' and the Class C Shares' average daily net assets for the year. Decatur Fund, Inc.'s Board of Directors may reduce these amounts at any time.
      The Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan for the Decatur Income Fund A Class will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Decatur Income Fund A Class shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Decatur Income Fund A Class shares that were acquired before May 2, 1994. While this is the method for calculating the 12b-1 fees to be paid by the Decatur Income Fund A Class shares, the fee is a Class expense so that all shareholders of the Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Decatur Income Fund A Class shares are sold on or after May 2, 1994, the initial rate of at least .10% will increase over time. Thus, as the proportion of Decatur Income Fund A Class shares purchased on or after May 2, 1994 to outstanding Decatur Income Fund A Class shares increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full .30% on all Decatur Income Fund A Class assets at any time.
      All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

      From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.
      The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Decatur Fund, Inc., including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Decatur Fund, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.
Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.
      Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under a Plan must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding Class B Shares of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Decatur Fund, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Decatur Fund, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.
      For the fiscal year ended November 30, 1995, payments from the Decatur Income Fund A Class pursuant to its Plan amounted to $1,662,238 and such amount was used for the following purposes: $11,006 - Advertising; $5,452 - Annual/Semi-Annual Reports; $1,392,769 - Broker Trails; $102,962 - Commissions to Wholesalers; $43,311 - Promotional-Broker Meetings; $66,150 - Promotional-Other; $11,902 - Telephone; and $28,686 - Wholesaler Expenses. For the same period, payments from the Decatur Income Fund B Class pursuant to its Plan amounted to $96,207 and such amount was used for the following purposes:
$34,038 - Broker Sales Charges; $4,198 - Commission to Wholesalers; $532 - Promotional-Broker Meetings; $55 - Telephone; $33,307 - Interest on Broker Sales Charges; and $24,077 - Broker Trails. There were no payments made with respect to the Decatur Income Fund C Class for the fiscal year ended November 30, 1995.
      For the fiscal year ended November 30, 1995, payments from the Decatur Total Return Fund A Class pursuant to its Plan amounted to $1,401,952 and such amount was used for the following purposes: $12,207 - Advertising; $20,720 - Annual/Semi-Annual Reports; $1,141,021 - Broker Trails; $89,558 - Commissions to Wholesalers; $12,675 - Promotional-Broker Meetings; $66,327 - Promotional-Other; $6,225 - Telephone; and $31,710 - Wholesaler Expenses; and $21,509 - Prospectus Printing. For the same period, payments from the Decatur Total Return Fund B Class pursuant to its Plan amounted to $63,985 and such amount was used for the following purposes: $23,261 - Broker Sales Charges; $2,807 - Commission to Wholesalers; $360 - Promotional-Broker Meetings; $34 - Telephone; $21,527 - Interest on Broker Sales Charges; and $15,996 - Broker Trails. There were no payments made with respect to the Decatur Income Fund C Class for the fiscal year ended November 30, 1995.

      The staff of the SEC has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. Decatur Fund, Inc. intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES
      From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
      Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
      Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.
      Current and former officers, directors and employees of Decatur Fund, Inc., any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchase of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Decatur Fund, Inc. may reasonably require to establish eligibility for purchase at net asset value. Decatur Fund, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.
      Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

LETTER OF INTENTION
      The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Decatur Fund, Inc., which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B and Class C Shares of a Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of that Fund and the corresponding class of shares of the other Delaware Group funds.
      Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
      In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class B Shares and/or Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).
      The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
      In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
      Holders of Class A Shares (and of Institutional Class shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of a Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.
      Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
      Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS
      Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in which the investment is being made in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

DECATUR INCOME FUND INSTITUTIONAL CLASS AND DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
      The Institutional Classes are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.
      Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
      Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.
      Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and the Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS
      Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A Shares, Class B, and Class C Shares may automatically reinvest their dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.
      Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B or Class C Shares. Likewise, dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Classes Offered under Classes of Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.
      This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER
      Direct Deposit Purchase Plan--Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.
      Automatic Investing Plan--Shareholders of the Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.
      This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *

      Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
      Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
      Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Each Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Company for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES
      An investment in either Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B and Class C Shares. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares for a list of the instances in which the CDSC is waived.
      Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.
      Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which

Fund or Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.
      Certain shareholder investment services available to non-retirement plan
shareholders may not be available to retirement plan shareholders.   Certain
retirement plans may qualify to purchase shares of the Institutional Classes. See Decatur Income Fund Institutional Class and Decatur Total Return Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.
      IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.
      Taxable distributions from the retirement plans described below may be subject to withholding.
      Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
      Prototype plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
      A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.
      The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.
      A company or association may establish a Group IRA for employees or members who want to purchase shares of a Fund. Purchases of $1 million or more of the Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.

      Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge - Class B Shares and Class C Shares and Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.
      See Appendix A for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
      A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.



SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
      Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
      Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 24.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
      Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 24.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
      Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 24.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. Selling dealers have the responsibility of transmitting orders promptly.
      The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.
      An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.
      Each Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.
      Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the relevant Fund's 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND REPURCHASE
      Any shareholder may require a Fund to redeem the shareholder's shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.
      In addition to redemption of Fund shares by the Funds, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.
      Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.
      Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge under Classes of Shares in the Funds' Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Funds nor the Funds' Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.
      Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.
      If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the redemption request will be honored but the proceeds will not be mailed until the Fund involved is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

      If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.
      In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.
      Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Decatur Fund, Inc. has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.
      The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS
      Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.
      Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established before November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum, nor subject to involuntary redemption.

                                 *     *     *

      Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

EXPEDITED TELEPHONE REDEMPTIONS
      Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

      In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:
      1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
      2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.
      REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.
      To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
      Telephone redemptions for Fund shares recently purchased by check will not be honored unless the Fund involved is reasonably satisfied that the purchase check has cleared.
      If expedited payment under these procedures could adversely affect a Fund, the Fund may take up to seven days to pay the shareholder.
      Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN
      Shareholders of the Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Funds' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.
      Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.
      The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.
      Withdrawals under this plan made concurrently with the purchases of additional shares of the same Fund may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.
      An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      The Systematic Withdrawal Plan is not available for the Institutional
Class.

WEALTH BUILDER OPTION
      Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.
      The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.
      Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices.

This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
      Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to their Fund.
      This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DISTRIBUTIONS AND TAXES

      Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.
      Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.
      Decatur Income Fund intends to pay dividends from net investment income on a monthly basis. Decatur Total Return Fund intends to pay out all of its net investment income on a quarterly basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.
      All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same Class unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.
      Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. See also Other Tax Requirements under Accounting and Tax Issues.
      Persons not subject to tax will not be required to pay taxes on distributions.
      Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes, whether received in cash or in additional shares. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates.
      Under the Tax Reform Act of 1986, each Fund is treated as a separate tax entity and capital gains and losses for each Fund are calculated separately.
      A portion of a Funds' dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. For the fiscal year ended November 30, 1995, all of the dividends from net investment income of the Decatur Income Fund and Decatur Total Return Fund, respectively, were eligible for this deduction.
      Shareholders will be notified annually by Decatur Fund, Inc. as to the federal income tax status of dividends and distributions paid by the Funds.

INVESTMENT MANAGEMENT AGREEMENT

      The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Decatur Fund, Inc.'s Board of Directors.
      The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on November 30, 1995 were approximately $10,383,560,000. Investment advisory services are also provided to institutional accounts with assets on November 30, 1995 of approximately $17,389,902,000.
      The Investment Management Agreements for the Funds are dated April 3, 1995 and were approved by shareholders on March 29, 1995.
      Each Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Decatur Fund, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of Decatur Fund, Inc. or by the Manager. Each Agreement will terminate automatically in the event of its assignment.
      The annual compensation paid by the Decatur Income Fund for investment management services is equal to .60% on the first $100 million of the Fund's average daily net assets, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by this Fund.
      The annual compensation paid by the Decatur Total Return Fund for investment management services is equal to .60% on the first $500 million of the Fund's average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by this Fund.
      On November 30, 1995, the total net assets of Decatur Fund, Inc. were $1,613,771,593, broken down as follows: Decatur Income Fund - $1,053,159,989 and Decatur Total Return Fund - $560,611,604. Investment management fees paid by the Decatur Income Fund during the past three fiscal years were $7,496,533 for 1993, $7,128,034 for 1994 and $7,182,707 for 1995. Investment management fees paid by the Decatur Total Return Fund during the past three fiscal years were $2,567,182 for 1993, $2,542,011 for 1994 and $2,859,001 for 1995.
      Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by Decatur Fund, Inc.'s Trading Department. The Manager pays the salaries of all directors, officers and employees of Decatur Fund, Inc. who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.
      The ratios of expenses to average daily net assets for the Decatur Income Fund A Class, Decatur Income Fund B Class and Decatur Income Fund Institutional Class for the fiscal year ended November 30, 1995 were 0.87%, 1.74% and 0.74%, respectively. The ratios of expenses to average daily net assets for the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund Institutional Class for the fiscal year ended November 30, 1995 were 1.19%, 1.89% and 0.89%, respectively. The expense ratios for the Class A Shares and the Class B Shares reflect the impact of their 12b-1 Plans. Each Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be approximately equal to that of its Class B Shares.

      By California regulation, the Manager is required to waive certain fees and reimburse a Fund for certain expenses to the extent that such Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended November 30, 1995, no such reimbursement was necessary or paid for either Fund.

DISTRIBUTION AND SERVICE
      The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of the Class A, Class B and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of each Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.
      The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to separate Shareholders Services Agreements dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

      The business and affairs of Decatur Fund, Inc. are managed under the direction of its Board of Directors.
      Certain officers and directors of Decatur Fund, Inc. hold identical positions in each of the other funds in the Delaware Group. On December 31, 1995, Decatur Fund, Inc.'s officers and directors owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class, respectively, of Decatur Income Fund, and less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class, respectively, of Decatur Total Return Fund.
      As of December 31, 1995, management believes the following shareholders held 5% or more of the outstanding shares of, respectively, the Decatur Income Fund B Class, Decatur Income Fund C Class and the Decatur Income Fund Institutional Class: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 81,288 (6.85%) of the outstanding shares of the Class B Shares. Donaldson, Lufkin, Jenerette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303 held 1,637 shares (48.66%); James L. Pottratz, TTEE UA DTD 8/18/88 Pottratz Exemption Tr., 4839 Averill Dr., Grants Pass, OR 97526 held 1,106 shares (32.87%); Robert M. Weiss MD, Profit Sharing Plan DTD, Robert M. Weiss Trustee FBO Susan Zoeller, 6017 Benchmark Trail, Floyds Knobs, IN 47119 held 330 shares (9.80%); and Delaware Management Company, Inc., Attn. Joseph H. Hastings, 1818 Market Street, Philadelphia, PA 19103 held 289 shares (8.59%) of the outstanding shares of the Class C Shares. The Northern Trust Company cust. J. Paul Getty Trust, 26-00813/2-255243, P.O. Box 92956, Chicago, IL 60690 held 2,754,775 shares (23%); Price Waterhouse, LLP 401(k) Savings Plan, National Administrative Center, P.O. Box 30004, Tampa, FL 33630 held 2,110,259 shares (17.62%); Patterson & Co. PNB Personal Trust Accounting, P.O. Box 7829, Philadelphia, PA 19101 held 1,120,962 shares (9.36%); Brigham Young University, R L Ball & Associates, c-242 ASB, Provo, UT 84602 held 1,050,240 shares (8.77%); and Grace S & W Linton Nelson Foundation Incorporated 7/5/84, c/o Fred
C. Aldridge, Jr., 940 West Valley Road, Suite 1601, Wayne, PA 19087 held 807,148 shares (6.74%) of the outstanding shares of the Institutional Class.
      As of December 31, 1995, management believes the following shareholders held 5% or more of the outstanding shares of, respectively, the Decatur Total Return Fund B Class, Decatur Total Return Fund C Class and the Decatur Total Return Fund Institutional Class: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 89,966 shares (8.04%) of the outstanding shares of the Class B Shares. Donaldson, Lufkin, Jenerette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303 held 10,792 shares (87.95%) of the outstanding shares of the Class C Shares. First Trust NA Trst Northern States Power Employee Retirement Saving Plan, Mutual Funds a/c 21736111, P.O. Box 64482, St. Paul MN 55164 held 662,412 shares (73.98%); Delaware Management Company, Inc. Employee Profit Sharing Trust, 1818 Market Street, Philadelphia, PA 19103 held 98,220 shares (10.97%); and Castle Harlan, Inc. 401(k) Plan, 150 East 58th Street, New York, NY 10155 held 55,001 shares (6.14%) of the outstanding shares of the Institutional Class. Shares held by Delaware Management Company, Inc. Employee Profit Sharing Trust and Castle Harlan, Inc. 401(k) Plan are beneficially owned by the participants in those plans.
      DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Investment Counselors, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between Decatur Fund, Inc. on behalf of each Fund and the Manager were executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
      Directors and principal officers of Decatur Fund, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*WAYNE A. STORK (58)
      Chairman, President, Chief Executive Officer, Director and/or Trustee of
            Decatur Fund, Inc., 15 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
      Chairman and Director of Delaware Investment Counselors, Inc., Delaware
            Investment & Retirement Services, Inc. and Delaware Pooled Trust,
            Inc.
      Chairman, Chief Executive Officer, Chief Investment Officer and Director
            of Delaware Management Company, Inc.
      Chairman, Chief Executive Officer and Director of Delaware International
            Advisers Ltd.
      Director of Delaware Distributors, Inc. and Delaware Service Company,
            Inc.
      During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


WINTHROP S. JESSUP (50)
      Executive Vice President of Decatur Fund, Inc., 15 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
      President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
      Executive Vice President and Director of DMH Corp., Delaware Management
            Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
      Vice Chairman and Director of Delaware Distributors, Inc.
      Vice Chairman of Delaware Distributors, L.P.
      Director of Delaware Management Trust Company, Delaware Service Company,
            Inc., Delaware International Advisers Ltd. and Delaware Investment & Retirement Services, Inc.
      During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

RICHARD G. UNRUH, JR. (56)
      Executive Vice President of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      Executive Vice President and Director of Delaware Management Company,
            Inc.
      Senior Vice President of Delaware Management Holdings, Inc.
      Director of Delaware International Advisers Ltd.
      During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

-----------------------------
*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the Investment Company Act of 1940.

WALTER P. BABICH (68)
      Director and/or Trustee of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      460 North Gulph Road, King of Prussia, PA  19406.
      Board Chairman, Citadel Constructors, Inc.
      From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
            1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (57)
      Director and/or Trustee of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      500 Fifth Avenue, New York, NY  10110.
      Consultant, Anthony Knerr & Associates.
      From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
            Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (55)
      Director and/or Trustee of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      785 Park Avenue, New York, NY  10021.
      Treasurer, National Gallery of Art.
      From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (75)
      Director and/or Trustee of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      1617 John F. Kennedy Boulevard, Philadelphia, PA  19103.
      Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
      Philadelphia City Councilman.
      President, MLW, Associates.
      Director, Tasty Baking Company.
      Director, Healthcare Services Group.

CHARLES E. PECK (70)
      Director and/or Trustee of Decatur Fund, Inc. and each of the other 16 investment companies in the Delaware Group.
      P.O. Box 1102, Columbia, MD  21044.
      Secretary, Enterprise Homes, Inc.
      From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
            The Ryland Group, Inc., Columbia, MD.

DAVID K. DOWNES (56)
      Senior Vice President/Chief Administrative Officer/Chief Financial
            Officer of Decatur Fund, Inc., each of the other 16 investment companies in the Delaware Group and Delaware Management Company, Inc.
      Chairman and Director of Delaware Management Trust Company.
      Chief Executive Officer and Director of Delaware Investment & Retirement
            Services, Inc.
      Senior Vice President/Chief Administrative Officer/Chief Financial
            Officer/Treasurer of Delaware Management Holdings, Inc.
      Senior Vice President/Chief Financial Officer/Treasurer and Director of
            DMH Corp.
      Senior Vice President/Chief Administrative Officer/Chief Financial
            Officer and Director of Delaware Service Company, Inc.
      Senior Vice President/Chief Administrative Officer and Director of
            Delaware Distributors, Inc.
      Senior Vice President/Chief Administrative Officer of Delaware
            Distributors, L.P.
      Chief Financial Officer and Director of Delaware International Holdings
            Ltd.
      Senior Vice President/Chief Financial Officer/Treasurer of Delaware
            Investment Counselors, Inc.
      Senior Vice President/Chief Financial Officer and Director of Founders
            Holdings, Inc.
      Director of Delaware International Advisers Ltd.
      Before joining the Delaware Group in 1992, Mr. Downes was Chief
            Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992 and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)
      Senior Vice President and Secretary of Decatur Fund, Inc., each of the other 16 investment companies in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
      Executive Vice President, Secretary and Director of Delaware Management
            Trust Company.
      Senior Vice President, Secretary and Director of DMH Corp., Delaware
            Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Delaware Investment & Retirement Services, Inc.
      Corporate Vice President, Secretary and Director of
      Secretary and Director of Delaware International Holdings Ltd.
      Director of Delaware International Advisers Ltd.
      Attorney.
      During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

JOHN B. FIELDS (50)
      Vice President/Senior Portfolio Manager of Decatur Fund, Inc., of seven other equity investment companies in the Delaware Group and of Delaware Management Company, Inc.
      Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

JOSEPH H. HASTINGS (46)
      Vice President/Corporate Controller of Decatur Fund, Inc., each of the other 16 investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
      Executive Vice President/Chief Financial Officer/Treasurer of Delaware
            Management Trust Company.
      Chief Financial Officer/Treasurer of Delaware Investment &
            Retirement Services, Inc.
      Assistant Treasurer of Founders CBO Corporation.
      1818 Market Street, Philadelphia, PA  19103.
      Before joining the Delaware Group in 1992, Mr. Hastings was Chief
            Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (33)
      Vice President/Treasurer of Decatur Fund, Inc., each of the other 16 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc. and Founders Holdings, Inc.
      Assistant Treasurer of Founders CBO Corporation.
      Vice President/Manager of Investment Accounting of Delaware International
            Holdings Ltd.
      Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
            President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

      The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Decatur Fund, Inc. and the total compensation received from all Delaware Group funds for the fiscal year ended November 30, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 1995.

                                                      PENSION OR
                                                      RETIREMENT
                                                       BENEFITS           ESTIMATED             TOTAL
                                  AGGREGATE             ACCRUED             ANNUAL           COMPENSATION
                                COMPENSATION          AS PART OF           BENEFITS          FROM ALL 17
                                FROM DECATUR        DECATUR FUND,            UPON              DELAWARE
         NAME                    FUND, INC.          INC. EXPENSES       RETIREMENT*         GROUP FUNDS
W. Thacher Longstreth           $8,230                    None              $18,100          $58,188
Ann R. Leven                    $8,402                    None              $18,100          $66,324
Walter P. Babich                $9,568                    None              $18,100          $67,324
Anthony D. Knerr                $8,588                    None              $18,100          $62,613
Charles E. Peck                 $8,230                    None              $18,100          $58,188


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement.
     If an eligible director retired as of November 30, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE
     The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
     An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
     In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
     Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.
     Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.
     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Funds reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.
     As described in the Funds' Prospectuses, neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

RIGHT TO REFUSE TIMING ACCOUNTS
     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. Each Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

RESTRICTIONS ON TIMED EXCHANGES
     Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund, and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).
     Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.
     Except as noted above only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                     * * *

     Following is a summary of the investment objectives of the other Delaware Group funds:
     DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.
     TREND FUND seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.
     VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
     DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
     DELCHESTER FUND seeks as high a current income as possible by investing principally in high-yield, high risk corporate bonds, and also in U.S. Government securities and commercial paper.

     U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
     LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.
     DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
     TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.
     TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
     TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.
     INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.
     DELAWARE GROUP PREMIUM FUND offers nine funds available exclusively as funding vehicles for certain insurance company separate accounts.
EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.
     For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

     The Manager is the investment manager for the Funds. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for a Fund.
     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the Investment Company Act of 1940, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.
     The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Funds. In its capacity as such, the Distributor ("DDLP") (for all periods after January 3, 1995) or DDI (prior to January 3, 1995) received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:



                             DECATUR INCOME FUND

FISCAL                 TOTAL AMOUNT                   AMOUNTS                       NET
YEAR                  OF UNDERWRITING                REALLOWED                  COMMISSION
ENDED                   COMMISSION                   TO DEALERS                 TO DDLP/DDI
-----                 ---------------                ----------              -----------------
11/30/95                  $2,136,781                 $1,849,211                  $287,570
11/30/94                   2,113,539                  1,761,778                   351,761
11/30/93                   2,354,791                  1,898,608                   456,183



                           DECATUR TOTAL RETURN FUND

FISCAL          TOTAL AMOUNT                  AMOUNTS                        NET
YEAR          OF UNDERWRITING                REALLOWED                    COMMISSION
ENDED            COMMISSION                  TO DEALERS                  TO DDLP/DDI
-----          -------------               ------------               -----------------
11/30/95         $1,637,530                  $1,416,914                    $220,616
11/30/94          1,406,240                   1,218,424                     187,816
11/30/93          1,771,659                   1,533,223                     238,436

        For the fiscal years ended November 30, 1993, 1994 and 1995, no Limited CDSC payments were recieved by DDI or the Distributor with respect to Decatur Income Fund A Class. For the period September 6, 1994 (date of initial public offering) through November 30, 1994, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $10 with respect to the Decatur Income Fund B Class. For the fiscal year ended November 30, 1995, in their capacities as the national distributor, DDI and the Distributor received CDSC payments in the aggregate amount of $21,252 with respect to the Decatur Income Fund B Class. For the period November 29, 1995 (date of initial public offering) through November 30, 1995, no CDSC payments were received by the Distributor with respect to the Decatur Income Fund C Class.
        For the fiscal years ended November 30, 1993, 1994 and 1995, no Limited CDSC payments were received by DDI or the Distributor with respect to Decatur Total Return Fund A Class. For the period September 6, 1994 (date of initial public offering) through November 30, 1994, no CDSC payments were received by DDI with respect to the Decatur Total Return Fund B Class. For the fiscal year ended November 30, 1995, in their capacities as the national distributor, DDI and the Distributor received CDSC payments in the aggregate amount of $15,098 with respect to the Decatur Total Return Fund B Class. For the period November 29, 1995 (date of initial public offering) through November 30, 1995, no CDSC payments were received by the Distributor with respect to the Decatur Total Return Fund C Class.
        Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.
        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors.
        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Decatur Fund, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Decatur Fund, Inc. to delete the words "Delaware Group" from Decatur Fund, Inc.'s name.
        Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of each Fund's securities and cash. As custodian for the Funds, Chemical Bank maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.
        The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940 has been passed upon for Decatur Fund, Inc. by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

CAPITALIZATION
        Decatur Fund, Inc. has a present authorized capitalization of seven hundred fifty million shares of capital stock with a $1.00 par value per share. Prior to January 13, 1994, Decatur Income Fund offered only one class of shares, the class currently designated the Class A Shares. Beginning January 13, 1994, Decatur Income Fund began offering its Institutional Class, beginning September 6, 1994, Decatur Income Fund began offering its Class B Shares, and beginning November 29, 1995, Decatur Income Fund began offering its Class C Shares. Prior to July 26, 1993, Decatur Total Return Fund offered only one class of shares, the class currently designated the Class A Shares. Beginning July 26, 1993, Decatur Total Return Fund began offering its Institutional Class, beginning September 6, 1994, Decatur Total Return Fund began offering its Class B Shares, and beginning November 29, 1995, Decatur Total Return Fund began offering its Class C Shares.
        Shares of each Class of a Fund represent a proportionate interest in the assets of such Fund, and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.
        The Board of Directors has allocated three hundred fifty million shares to the Decatur Income Fund A Class, fifty million shares to the Decatur Income Fund B Class, fifty million shares to the Decatur Income Fund C Class and fifty million shares to the Decatur Income Fund Institutional Class. In addition, the Board of Directors has allocated one hundred million shares to the Decatur Total Return Fund A Class, fifty million shares to the Decatur Total Return Fund B Class, fifty million shares to the Decatur Total Return Fund C Class and fifty million shares to the Decatur Total Return Fund Institutional Class. While all shares have equal voting rights on matters affecting Decatur Fund, Inc. as a corporate entity, a Fund would vote separately on any matter which affects only that Fund, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the Investment Company Act of 1940. Shares of a Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of the Fund.
        Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.
        Prior to May 2, 1994, the Decatur Income Fund series was named the Decatur I Series (which was known and did business as Decatur Fund I). From May 2, 1994 to September 5, 1994, the Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as the Decatur Fund I class. From May 2, 1994 to September 5, 1994, the Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund I (Institutional) class.
        Prior to May 2, 1994, the Decatur Total Return Fund series was named the Decatur II Series (which was known and did business as Decatur Fund II). From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II (Institutional) class.

NONCUMULATIVE VOTING

        THE FUNDS' SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF DECATUR FUND, INC. VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.
        This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--IRA INFORMATION

The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long-term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like either Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN

   15% Tax Bracket     Single   -   $0-$22,750
   ---------------
                       Joint    -   $0-$38,000

                                                                                       HOW MUCH YOU
  END OF               CUMULATIVE                    HOW MUCH YOU                     HAVE WITH FULL
   YEAR            INVESTMENT AMOUNT               HAVE WITHOUT IRA                    IRA DEDUCTION
     1                  $ 2,000                         $  1,844                         $  2,200
     5                   10,000                           10,929                           13,431
    10                   20,000                           27,363                           35,062
    15                   30,000                           52,074                           69,899
    20                   40,000                           89,231                          126,005
    25                   50,000                          145,103                          216,364
    30                   60,000                          229,114                          361,887
    35                   70,000                          355,438                          596,254
    40                   80,000                          545,386                          973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]


   28% Tax Bracket     Single - $22,751-$55,100
   ---------------
                       Joint   - $38,001-$91,850

  END OF          CUMULATIVE                HOW MUCH YOU            HOW MUCH YOU HAVE WITH FULL IRA
   YEAR        INVESTMENT AMOUNT          HAVE WITHOUT IRA           NO DEDUCTION        DEDUCTION
     1              $ 2,000                   $  1,544                $  1,584            $  2,200
     5               10,000                      8,913                   9,670              13,431
    10               20,000                     21,531                  25,245              35,062
    15               30,000                     39,394                  50,328              69,899
    20               40,000                     64,683                  90,724             126,005
    25               50,000                    100,485                 155,782             216,364
    30               60,000                    151,171                 260,559             361,887
    35               70,000                    222,927                 429,303             596,254
    40               80,000                    324,512                 701,067             973,704


[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

   31% Tax Bracket      Single  - $55,101-$115,000
   ---------------
                        Joint   - $91,851-$140,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,475                 $  1,518             $  2,200
     5                    10,000                      8,467                    9,268               13,431
    10                    20,000                     20,286                   24,193               35,062
    15                    30,000                     36,787                   48,231               69,899
    20                    40,000                     59,821                   86,943              126,005
    25                    50,000                     91,978                  149,291              216,364
    30                    60,000                    136,868                  249,702              361,887
    35                    70,000                    199,536                  411,415              596,254
    40                    80,000                    287,021                  671,855              973,704


[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]


   36% Tax Bracket*     Single  -   $115,001-$250,000
   ---------------
                        Joint   -   $140,001-$250,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,362                 $  1,408             $  2,200
     5                    10,000                      7,739                    8,596               13,431
    10                    20,000                     18,292                   22,440               35,062
    15                    30,000                     32,683                   44,736               69,899
    20                    40,000                     52,308                   80,643              126,005
    25                    50,000                     79,069                  138,473              216,364
    30                    60,000                    115,562                  231,608              361,887
    35                    70,000                    165,327                  381,602              596,254
    40                    80,000                    233,190                  623,170              973,704


[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

   39.6% Tax Bracket*     Single   -   over $250,000
   -----------------
                          Joint    -   over $250,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,281                 $  1,329             $  2,200
     5                    10,000                      7,227                    8,112               13,431
    10                    20,000                     16,916                   21,178               35,062
    15                    30,000                     29,907                   42,219               69,899
    20                    40,000                     47,324                   76,107              126,005
    25                    50,000                     70,677                  130,684              216,364
    30                    60,000                    101,986                  218,580              361,887
    35                    70,000                    143,965                  360,137              596,254
    40                    80,000                    200,249                  588,117              973,704


[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]


   * For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

        $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED QUARTERLY

           TAXABLE -         TAXABLE -         TAXABLE -         TAXABLE -        TAXABLE -            TAX
YEARS        39.6%*              36%*             31%               28%              15%            DEFERRED
------------------------------------------------------------------------------------------------------------
10        $  3,642           $  3,774          $ 3,964           $ 4,083          $ 4,638           $  5,370
15           4,915              5,184            5,581             5,833            7,062              8,800
20           6,633              7,121            7,857             8,334           10,755             14,419
30          12,081             13,436           15,572            17,012           24,939             38,716
40          22,001             25,352           30,865            34,728           57,831            103,956


        $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED QUARTERLY

           TAXABLE -         TAXABLE -         TAXABLE -         TAXABLE -        TAXABLE -            TAX
YEARS        39.6%*              36%*             31%               28%              15%            DEFERRED
-------------------------------------------------------------------------------------------------------------
10       $  28,226          $  28,833       $   29,702          $ 30,239         $ 32,699           $ 35,834
15          50,104             51,753           54,152            55,654           62,755             72,298
20          79,629             83,239           88,573            91,966          108,525            132,049
30         173,245            185,894          205,256           217,971          284,358            390,394
40         343,773            379,596          436,523           475,187          692,097          1,084,066


   * For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY
  The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

             After      5 years               $3,528    more
                       10 years               $6,113
                       20 years              $17,228
                       30 years              $47,295

  Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.
  And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded quarterly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                                     8% RETURN         10% RETURN
                                     ---------         ----------
                       10 years        $31,726            $35,834
                       30 years       $256,465           $390,394

  The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Funds either in the past or in the future.

APPENDIX B

DECATUR INCOME FUND PERFORMANCE OVERVIEW*
     The following table illustrates the total return on one share invested in Decatur Income Fund A Class(1) during the 10-year period ended November 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


DECATUR INCOME FUND A CLASS


                                                                   CUMULA-
                                                                   TIVE NET
                                                                    ASSET                 PERCENTAGE CHANGES DURING YEAR
                             NET ASSET                             VALUE AT    ----------------------------------------------------
               MAXIMUM          VALUE             DISTRIBUTIONS    YEAR-END
               OFFERING   -----------------     ------------------ WITH ALL               DECATUR INCOME FUND
  YEAR        PRICE AT     BEGIN-               FROM     FROM      DISTRIBU-   ----------------------------------------------------
 ENDED         BEGIN-      NING       END      INVEST-   REALIZED    TIONS     MAXIMUM OFFERING PRICE          NET ASSET VALUE
  NOV         NING OF       OF         OF       MENT     SECURI-     REIN-       TO NET ASSET VALUE          TO NET ASSET VALUE
  30           YEAR(2)     YEAR       YEAR     INCOME  TIES PROFITS  VESTED     ANNUAL   CUMULATIVE(3)    ANNUAL     CUMULATIVE(4)
--------        ----      ------     ------    ------  ------------ ---------   ------   ----------       ------     -------------

 1986           $18.06     $17.20     $19.32    $0.80     $1.56     $22.24     23.1%       23.1%          29.3%          29.3%
 1987            20.28      19.32      15.86     0.80      2.00      21.24     -9.0%       17.6%          -4.5%          23.5%
 1988            16.65      15.86      16.89     0.73      1.75      26.59     19.3%       47.3%          25.2%          54.6%
 1989            17.73      16.89      19.07     0.81      0.26      31.87     14.1%       76.5%          19.8%          85.3%
 1990            20.02      19.07      14.53     1.05      1.49      28.03    -16.2%       55.2%         -12.0%          63.0%
 1991            15.25      14.53      15.76     0.97      0.00      32.37     10.0%       79.2%          15.5%          88.2%
 1992            16.55      15.76      17.20     0.81      0.00      37.07      9.1%      105.3%          14.6%         115.5%
 1993            18.06      17.20      18.24     0.68      0.85      42.95     10.3%      137.8%          15.9%         149.7%
 1994            19.15      18.24      15.57     0.86      1.75      42.71     -5.3%      136.4%          -0.6%         148.3%
 1995            16.35      15.57      19.07     0.69      0.42      55.95     24.8%      209.8%          31.0%         225.3%
                                                 ----      ----

TOTAL DISTRIBUTIONS                              8.20     10.08

DECATUR INCOME FUND A CLASS




                                         PERCENTAGE CHANGES DURING YEAR
                   -----------------------------------------------------------------------------------


   YEAR
  ENDED                   STANDARD &                   DOW JONES                     CONSUMER
   NOV                   POOR'S 500(5)               INDUSTRIAL(5)                PRICE INDEX(6)
   30              ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE
--------           ------       ----------       ------       ----------       ------       ----------

 1986             27.7%          27.7%          35.0%           35.0%          1.3%           1.3%
 1987             -4.7%          21.7%          -1.1%           33.5%          4.5%           5.9%
 1988             23.3%          50.0%          19.8%           59.9%          4.2%          10.3%
 1989             30.8%          96.2%          33.4%          113.2%          4.7%          15.5%
 1990             -3.5%          89.4%          -1.7%          109.6%          6.3%          22.7%
 1991             20.3%         127.8%          16.9%          145.0%          3.0%          26.4%
 1992             18.4%         169.8%          17.7%          188.4%          3.1%          30.3%
 1993             10.1%         197.0%          14.7%          230.7%          2.7%          33.7%
 1994              1.0%         200.1%           4.4%          245.1%          2.7%          37.3%
 1995             36.9%         311.0%          39.3%          380.8%          2.6%          40.9%



----------------------------
(1) The Decatur Income Fund A Class began paying 12b-1 payments on May 2, 1994 and performance prior to that date does not reflect such payments.
(2) Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
(3)  Reflects an offering price of $18.06 on November 30, 1985.
(4)  Reflects a net asset value of $17.20 on November 30, 1985.
(5)  Source:  Interactive Data Corp.
(6)  Source:  John Russell Company.

     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Series today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted indices of unmanaged securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in preferred and fixed income securities.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

*The Decatur Income Fund C Class commenced operations on November 29, 1995. Total return for this short of a time period may not be representative of longer-term results.

APPENDIX B


DECATUR INCOME FUND PERFORMANCE OVERVIEW
     The following table illustrates the total return on one share invested in the Decatur Income Fund B Class during the period September 6, 1994 (date of initial public offering) through November 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


DECATUR INCOME FUND B CLASS




                                                                         CUMULA-             PERCENTAGE CHANGES DURING YEAR
                                                                        TIVE NET       ---------------------------------------------
                                                                          ASSET
                               NET ASSET                                VALUE AT
               MAXIMUM           VALUE            DISTRIBUTIONS         YEAR-END                   DECATUR INCOME FUND
               OFFERING   ------------------    --------------------    WITH ALL      ----------------------------------------------
  PERIOD       PRICE AT    BEGIN-                FROM       FROM        DISTRIBU-      RETURNS INCLUDING        RETURNS EXCLUDING
  ENDED         BEGIN-     NING         END     INVEST-   REALIZED        TIONS               CDSC                     CDSC
   NOV          NING OF     OF           OF      MENT      SECURI-        REIN-       ----------------------------------------------
    30           YEAR     YEAR(2)      YEAR     INCOME  TIES PROFITS     VESTED       ANNUAL   CUMULATIVE(2)  ANNUAL   CUMULATIVE(2)
----------    ---------   -------      -----    ------  ------------    ---------     ------   -------------  ------   -------------
  1994(1)       $16.59     $16.59     $15.55    $0.17     $0.00          $15.72       N/A         -9.0%       N/A          -5.3%
  1995           15.55      15.55      19.03     0.55      0.42           20.40       25.9%       19.0%       29.9%        23.0%
                                                 ----      ----

TOTAL DISTRIBUTIONS                             $0.72     $0.42

DECATUR INCOME FUND B CLASS

                                           PERCENTAGE CHANGES DURING YEAR
                         -----------------------------------------------------------------------------------

  PERIOD                       STANDARD &                      DOW JONES                     CONSUMER
  ENDED                       POOR'S 500(3)                  INDUSTRIAL(3)                PRICE INDEX(4)
   NOV                   -----------------------------------------------------------------------------------
   30                    ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE
----------               ------       ----------       ------       ----------       ------       ----------
  1994(1)                N/A            -3.0%          N/A              -3.1%         N/A              0.5%
  1995                   36.9%          32.8%          39.3%            35.0%         2.6%             3.1%



-----------------------------------------------
(1) Total return provided for the period September 6, 1994 (date of initial public offering) through November 30, 1994 is not annualized. Total return for this short of a time period may not be representative of longer-term results.
(2)  Reflects a net asset value of $16.59 on September 2, 1994.
(3)  Source:  Interactive Data Corp.
(4)  Source:  John Russell Company.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

SAI-DIF-CHT

APPENDIX B


DECATUR INCOME FUND PERFORMANCE OVERVIEW
     The following table illustrates the total return on one share invested in the Decatur Income Fund Institutional Class(1) during the 10-year period ended November 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


DECATUR INCOME FUND INSTITUTIONAL CLASS


                                                                                           CUMULA-
                                                                                          TIVE NET   PERCENTAGE CHANGES DURING YEAR
                                                                                            ASSET    ------------------------------
                                    NET ASSET                                             VALUE AT
              MAXIMUM                 VALUE                       DISTRIBUTIONS           YEAR-END           DECATUR INCOME FUND
              OFFERING         ----------------------         -----------------------     WITH ALL         ------------------------
   YEAR       PRICE AT         BEGIN-                         FROM           FROM         DISTRIBU-           NET ASSET VALUE
  ENDED        BEGIN-           NING            END          INVEST-       REALIZED         TIONS            TO NET ASSET VALUE
   NOV        NING OF            OF              OF           MENT          SECURI-         REIN-          ------------------------
   30          YEAR             YEAR            YEAR         INCOME      TIES PROFITS      VESTED          ANNUAL     CUMULATIVE(2)
--------      ----------       ------          ------        ------      ------------     ---------        ------     --------------

  1986         $17.20          $17.20          $19.32         $0.80          $1.56          $22.24          29.3%          29.3%
  1987          19.32           19.32           15.86          0.80           2.00           21.24          -4.5%          23.5%
  1988          15.86           15.86           16.89          0.73           1.75           26.59          25.2%          54.6%
  1989          16.89           16.89           19.07          0.81           0.26           31.87          19.8%          85.3%
  1990          19.07           19.07           14.53          1.05           1.49           28.03         -12.0%          63.0%
  1991          14.53           14.53           15.76          0.97           0.00           32.37          15.5%          88.2%
  1992          15.76           15.76           17.20          0.81           0.00           37.07          14.6%         115.5%
  1993          17.20           17.20           18.24          0.68           0.85           42.95          15.9%         149.7%
  1994          18.24           18.24           15.59          0.86           1.75           42.76          -0.5%         148.6%
  1995          15.59           15.59           19.06          0.74           0.42           56.07          31.1%         226.0%
                                                               ----           ----

TOTAL DISTRIBUTIONS                                           $8.25         $10.08

DECATUR INCOME FUND INSTITUTIONAL CLASS




                                          PERCENTAGE CHANGES DURING YEAR
                   -----------------------------------------------------------------------------------



   YEAR                   STANDARD &                    DOW JONES                     CONSUMER
  ENDED                  POOR'S 500(3)                INDUSTRIAL(3)                PRICE INDEX(4)
   NOV             -----------------------       -----------------------       -----------------------
   30              ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE
--------           ------       ----------       ------       ----------       ------       ----------
  1986              27.7%          27.7%          35.0%          35.0%           1.3%            1.3%
  1987              -4.7%          21.7%          -1.1%          33.5%           4.5%            5.9%
  1988              23.3%          50.0%          19.8%          59.9%           4.2%           10.3%
  1989              30.8%          96.2%          33.4%         113.2%           4.7%           15.5%
  1990              -3.5%          89.4%          -1.7%         109.6%           6.3%           22.7%
  1991              20.3%         127.8%          16.9%         145.0%           3.0%           26.4%
  1992              18.4%         169.8%          17.7%         188.4%           3.1%           30.3%
  1993              10.1%         197.0%          14.7%         230.7%           2.7%           33.7%
  1994               1.0%         200.1%           4.4%         245.1%           2.7%           37.3%
  1995              36.9%         311.0%          39.3%         380.8%           2.6%           40.9%



-----------------------------------------------
(1) Performance for Decatur Income Fund Institutional Class for periods prior to January 13, 1994 (date of initial public offering) is calculated by taking the performance of the Decatur Income Fund A Class and adjusting it to reflect the elimination of all sales charges.
(2)  Reflects a net asset value of $17.20 on November 30, 1985.
(3)  Source:  Interactive Data Corp.
(4)  Source:  John Russell Company.

     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C

THE COMPANY LIFE CYCLE

  Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.
  1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.
  2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.
  3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.
  4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                       HYPOTHETICAL CORPORATE LIFE CYCLE

  Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.
  The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS

  Ernst & Young LLP serves as the independent auditors for Decatur Fund, Inc. and, in its capacity as such, audits the financial statements contained in the Funds' Annual Report. The Delaware Group Decatur Fund, Inc. - Decatur Income Fund's and Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended November 30, 1995 are included in the Funds' Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B.





                                      -65-